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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-Q

(Mark One)
☒ QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the quarterly period ended September 30, 2007
OR
☐ TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the transition period from to

Commission File Number: 1-12644

Financial Security Assurance Holdings Ltd.
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)	13-3261323 (I.R.S. Employer Identification No.)
31 West 52nd Street New York, New York 10019 (Address of principal executive offices)
(212) 826-0100 (Registrant's telephone number, including area code)

        Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.    Yes ☒  No ☐

        Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, or a non-accelerated filer. See definition of "accelerated filer and large accelerated filer" in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐        Accelerated filer ☐        Non-accelerated filer ☒

        Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act).    Yes ☐  No ☒

        At November 12, 2007, there were 33,273,600 outstanding shares of Common Stock of the registrant (excludes 244,395 shares of treasury stock).

INDEX

		Page
PART I. FINANCIAL INFORMATION
Item 1.	Financial Statements
	Consolidated Financial Statements (unaudited)
	Financial Security Assurance Holdings Ltd. and Subsidiaries
	Consolidated Balance Sheets (unaudited)	1
	Consolidated Statements of Operations and Comprehensive Income (unaudited)	2
	Consolidated Statement of Changes in Shareholders' Equity (unaudited)	3
	Consolidated Statements of Cash Flows (unaudited)	4
	Notes to Consolidated Financial Statements (unaudited)	5
Item 2.	Management's Discussion and Analysis of Financial Condition and Results of Operations	23
Item 3.	Quantitative and Qualitative Disclosures About Market Risk	49
Item 4T.	Controls and Procedures	51
PART II. OTHER INFORMATION
Item 4.	Submission of Matters to a Vote of Security Holders	52
Item 6.	Exhibits	52
SIGNATURES		53

PART I—FINANCIAL INFORMATION

Item 1.    Financial Statements.

FINANCIAL SECURITY ASSURANCE HOLDINGS LTD. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS (unaudited)

(in thousands, except share data)

	September 30, 2007	December 31, 2006
ASSETS
General investment portfolio:
Bonds at fair value (amortized cost of $4,742,032 and $4,546,147)	$4,880,186	$4,721,512
Equity securities at fair value (cost of $39,943 and $54,291)	39,972	54,325
Short-term investments (cost of $118,172 and $96,055)	120,549	96,578
Financial products segment investment portfolio:
Bonds at fair value (amortized cost of $18,661,179 and $16,692,183)	18,229,163	16,757,979
Short-term investments	1,025,557	659,704
Trading portfolio at fair value	352,265	119,424
Assets acquired in refinancing transactions:
Bonds at fair value (amortized cost of $26,798 and $40,133)	27,645	41,051
Securitized loans	188,669	241,785
Other	48,698	55,036

Total investment portfolio	24,912,704	22,747,394
Cash	48,922	32,471
Deferred acquisition costs	345,704	340,673
Prepaid reinsurance premiums	1,078,082	1,004,987
Reinsurance recoverable on unpaid losses	38,995	37,342
Other assets	1,280,042	1,611,216

TOTAL ASSETS	$27,704,449	$25,774,083

LIABILITIES, MINORITY INTEREST AND SHAREHOLDERS' EQUITY
Deferred premium revenue	$2,794,693	$2,653,321
Losses and loss adjustment expense reserve	245,595	228,122
Financial products segment debt	20,530,996	18,349,665
Deferred federal income taxes	—	298,542
Notes payable	730,000	730,000
Other liabilities and minority interest	1,090,704	792,121

TOTAL LIABILITIES AND MINORITY INTEREST	25,391,988	23,051,771

COMMITMENTS AND CONTINGENCIES
Common stock (200,000,000 shares authorized; 33,517,995 issued; par value of $.01 per share)	335	335
Additional paid-in capital—common	908,000	906,687
Accumulated other comprehensive income (loss) (net of deferred tax (benefit) provision of $(102,497) and $86,119)	(185,836)	160,038
Accumulated earnings	1,589,962	1,655,252
Deferred equity compensation	19,663	19,225
Less treasury stock at cost (244,395 and 241,978 shares held)	(19,663)	(19,225)

TOTAL SHAREHOLDERS' EQUITY	2,312,461	2,722,312

TOTAL LIABILITIES, MINORITY INTEREST AND SHAREHOLDERS' EQUITY	$27,704,449	$25,774,083

The accompanying Notes are an integral part of the Consolidated Financial Statements (unaudited).

FINANCIAL SECURITY ASSURANCE HOLDINGS LTD. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (unaudited)

(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
REVENUES
Net premiums written	$160,840	$125,655	$372,755	$365,383

Net premiums earned	$99,446	$91,755	$304,479	$284,712
Net investment income	60,472	55,403	176,298	161,703
Net realized gains (losses)	(994)	(3,380)	(3,052)	(7,934)
Net interest income from financial products segment	298,504	226,713	816,423	610,524
Net realized gains (losses) from financial products segment	125	—	1,867	77
Net realized and unrealized gains (losses) on derivative instruments	(337,641)	(30,201)	(363,804)	102,383
Income from assets acquired in refinancing transactions	5,182	5,557	16,498	18,664
Net realized gains (losses) from assets acquired in refinancing transactions	1,126	12,254	1,439	12,795
Other income	4,737	8,139	25,927	16,515

TOTAL REVENUES	130,957	366,240	976,075	1,199,439

EXPENSES
Losses and loss adjustment expenses	10,060	5,159	19,128	16,343
Interest expense	11,584	6,749	34,752	20,245
Amortization of deferred acquisition costs	13,583	14,103	47,589	44,734
Foreign exchange (gains) losses from financial products segment	13,304	(12,717)	43,957	99,268
Net interest expense from financial products segment	260,014	203,811	750,138	540,454
Other operating expenses	33,474	27,842	102,496	79,113

TOTAL EXPENSES	342,019	244,947	998,060	800,157

INCOME (LOSS) BEFORE INCOME TAXES AND MINORITY INTEREST	(211,062)	121,293	(21,985)	399,282
Provision (benefit) for income taxes	(89,253)	29,814	(48,199)	119,884

NET INCOME (LOSS) BEFORE MINORITY INTEREST	(121,809)	91,479	26,214	279,398
Less: Minority interest	—	—	—	(52,006)

NET INCOME (LOSS)	(121,809)	91,479	26,214	331,404
OTHER COMPREHENSIVE INCOME (LOSS), NET OF TAX
Unrealized gains (losses) arising during the period, net of deferred income tax provision (benefit) of $(121,376), $64,065, $(185,705) and $4,505	(221,001)	118,977	(340,469)	8,367
Less: reclassification adjustment for gains (losses) included in net income, net of deferred income tax provision (benefit) of $844, $4,814, $2,911 and $3,311	1,567	8,941	5,405	6,149

Other comprehensive income (loss)	(222,568)	110,036	(345,874)	2,218

COMPREHENSIVE INCOME (LOSS)	$(344,377)	$201,515	$(319,660)	$333,622

The accompanying Notes are an integral part of the Consolidated Financial Statements (unaudited).

FINANCIAL SECURITY ASSURANCE HOLDINGS LTD. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY (unaudited)

(in thousands)

	Common Stock	Additional Paid-In Capital- Common	Accumulated Other Comprehensive Income (Loss)	Accumulated Earnings	Deferred Equity Compensation	Treasury Stock	Total Shareholders' Equity
BALANCE, December 31, 2006	$335	$906,687	$160,038	$1,655,252	$19,225	$(19,225)	$2,722,312
Net income for the period				26,214			26,214
Other comprehensive income (loss) (net of deferred income tax provision (benefit) of ($188,616))			(345,874)				(345,874)
Cost of shares acquired					438	(438)	—
Dividends paid on common stock				(91,504)			(91,504)
Other		1,313					1,313

BALANCE, September 30, 2007	$335	$908,000	$(185,836)	$1,589,962	$19,663	$(19,663)	$2,312,461

The accompanying Notes are an integral part of the Consolidated Financial Statements (unaudited).

FINANCIAL SECURITY ASSURANCE HOLDINGS LTD. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)

(in thousands)

	Nine Months Ended September 30,
	2007	2006
Cash flows from operating activities:
Premiums received, net	$350,157	$364,163
Other operating expenses paid, net	(173,150)	(158,960)
Salvage and subrogation received	292	1,300
Losses and loss adjustment expenses paid, net	(3,786)	(1,180)
Net investment income received in general investment portfolio	173,765	156,883
Federal income taxes paid	(83,444)	(62,599)
Interest paid on notes payable	(31,010)	(20,159)
Interest paid on financial products segment debt	(529,995)	(355,353)
Interest received on financial products segment investments	720,960	555,439
Financial products segment net derivative payments	(76,375)	(39,078)
Purchases of trading portfolio securities in financial products segment	(216,404)	(47,200)
Income received from refinanced assets	14,679	34,067
Other	9,001	16,130

Net cash provided by (used for) operating activities	154,690	443,453

Cash flows from investing activities:
Proceeds from sales of bonds in general investment portfolio	2,649,188	1,097,242
Proceeds from maturities of bonds in general investment portfolio	142,438	127,713
Purchases of bonds in general investment portfolio	(2,956,595)	(1,490,488)
Net (increase) decrease in short-term investments in general investment portfolio	(19,685)	60,643
Proceeds from sales of bonds in financial products segment	3,021,662	228,631
Proceeds from maturities of bonds in financial products segment	2,949,605	7,722,850
Purchases of bonds in financial products segment	(7,734,700)	(10,890,702)
Securities purchased under agreements to resell	100,000	340,000
Net (increase) decrease in short-term investments in financial products segment	(365,343)	276,102
Paydowns of assets acquired in refinancing transactions	73,468	63,144
Proceeds from sales of assets acquired in refinancing transactions	4,339	17,663
Purchases of property, plant and equipment	(689)	(3,116)
Other investments	11,860	23,562

Net cash provided by (used for) investing activities	(2,124,452)	(2,426,756)

Cash flows from financing activities:
Dividends paid	(91,504)	(97,537)
Proceeds from issuance of financial products segment debt	3,535,832	5,955,859
Repayment of financial products segment debt	(1,458,372)	(3,846,383)
Capital issuance costs	(764)	(711)

Net cash provided by (used for) financing activities	1,985,192	2,011,228

Effect of changes in foreign exchange rates on cash balances	1,021	(150)

Net increase (decrease) in cash	16,451	27,775
Cash at beginning of period	32,471	43,629

Cash at end of period	$48,922	$71,404

The accompanying Notes are an integral part of the Consolidated Financial Statements (unaudited).

FINANCIAL SECURITY ASSURANCE HOLDINGS LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

1.    ORGANIZATION AND OWNERSHIP

        Financial Security Assurance Holdings Ltd. ("FSA Holdings" or, together with its consolidated entities, the "Company") is a holding company incorporated in the State of New York. The Company is a 99.8% owned direct subsidiary of Dexia Holdings, Inc. ("DHI"), which in turn is owned 10% by Dexia S.A. ("Dexia"), a publicly held Belgian corporation, and 90% by Dexia Credit Local S.A., a wholly owned subsidiary of Dexia. The Company operates in two business segments: a Financial Guaranty Segment and a Financial Products ("FP") Segment.

        The Financial Guaranty Segment is the principal segment, providing financial guaranty insurance on public finance and asset-backed obligations through the Company's primary insurance company subsidiary, Financial Security Assurance Inc. ("FSA"), and other domestic and foreign insurance company subsidiaries. The Company's underwriting policy is to insure public finance and asset-backed obligations that it determines would be investment-grade quality without the benefit of the Company's insurance. Public finance obligations insured by the Company consist primarily of general obligation bonds supported by the issuers' taxing powers and special revenue bonds and other special obligations of states and local governments supported by the issuers' abilities to impose and collect fees and charges for public services or specific projects. Public finance obligations include obligations backed by the cash flow from leases or other revenues from projects serving substantial public purposes, including government office buildings, toll roads, health care facilities and utilities. Asset-backed obligations insured by the Company are generally issued in structured transactions and are backed by pools of assets, such as residential mortgage loans, consumer receivables, securities or other assets having an ascertainable cash flow or market value. The Company also insures synthetic asset-backed obligations that generally take the form of credit default swap ("CDS") obligations or credit-linked notes that reference specific asset-backed securities or pools of securities or loans, with a defined deductible to cover credit risks associated with the referenced securities or loans.

        The Company has refinanced certain defaulted transactions by employing refinancing vehicles to raise funds for the refinancings. These refinancing vehicles are consolidated. The Company's management believes that the assets held by the refinancing vehicles are beyond the reach of the Company and its creditors, even in bankruptcy or other receivership. Refinanced transactions are included in the Financial Guaranty Segment.

        The Company's FP Segment includes its guaranteed investment contract ("GIC") business and its funding operations conducted through variable interest entities ("VIEs"). Generally, FP Segment debt is issued at or converted into LIBOR-based floating-rate obligations and the proceeds are invested in or converted into LIBOR-based floating-rate investments intended to result in profits from a higher investment rate than borrowing rate.

        The Company issues GICs in the municipal GIC and other markets through several consolidated affiliates ("GIC Affiliates"). The GIC Affiliates lend the proceeds from their sales of GICs to FSA Asset Management LLC ("FSAM"), a wholly owned subsidiary of FSA Holdings, which invests the funds, generally in obligations that qualify for FSA insurance. FSAM wholly owns FSA Portfolio Asset Limited, a U.K. Company that invests in non-U.S. securities.

        The VIEs include FSA Global Funding Limited ("FSA Global") and Premier International Funding Co. ("Premier"). FSA Global issues FSA-insured medium term notes and generally invests the proceeds from the sale of its notes in FSA-insured GICs or other FSA-insured obligations with a view to realizing the yield difference between the notes issued and the obligations purchased with the proceeds. Substantially all the assets of FSA Global are pledged to secure the repayment, on a pro rata basis, of FSA Global's notes and its other obligations. Premier is principally engaged in debt defeasance for lease transactions. The Company's management believes that the assets held by the consolidated VIEs, including those that are eliminated in consolidation, are beyond the reach of the Company and its creditors, even in bankruptcy or other receivership.

2.    BASIS OF PRESENTATION

        The accompanying Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for interim financial statements and, in the opinion of management, reflect all adjustments necessary for a fair statement of the financial position, results of operations and cash flows for all periods presented. These Consolidated Financial Statements should be read in conjunction with the Consolidated Financial Statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 2006. The accompanying Consolidated Financial Statements have not been audited by an independent registered public accounting firm in accordance with the standards of the Public Company Accounting Oversight Board (United States). The December 31, 2006 consolidated balance sheet was derived from audited financial statements. The results of operations for the periods ended September 30, 2007 and 2006 are not necessarily indicative of the results of operations for the full year. Certain prior-year balances have been reclassified to conform to the 2007 presentation.

Revisions

        The statement of cash flows for the period ended September 30, 2007 appropriately segregates the effect of changes in foreign exchange rates on cash balances into a separate line item. The effect of foreign exchange rates on cash balances has historically been included in cash flows from operations. The statements of cash flows for the period ended September 30, 2006 has been revised to conform to the 2007 presentation. The 2006 statement of cash flows also reflects the reclassification of certain accounts. The amount of the revision at September 30, 2006 from cash to short-term investments was $28.3 million.

3.    FP INVESTMENT PORTFOLIO

        The FP Segment Investment Portfolio is comprised of the investments from proceeds of FSA-insured GICs (the "FP Investment Portfolio") and the portfolio of securities owned by the VIEs (the "VIE Investment Portfolio"). As of September 30, 2007, the primary source of the Company's unrealized losses recorded in other comprehensive income is from the FP Investment Portfolio. The FP Investment Portfolio is broadly comprised of non-agency RMBS, securities issued or guaranteed by U.S. sponsored agencies, taxable municipal bonds, securities issued by utilities, infrastructure-related securities, collateralized debt obligations ("CDOs"), and other asset-backed securities. The following tables present the amortized cost and fair value of available for sale bonds held in the FP Investment Portfolio:

	As of September 30, 2007
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in thousands)
Obligations of U.S. states and political subdivisions	$553,817	$3,339	$(6,298)	$550,858
Mortgage-backed securities	14,433,576	11,113	(428,416)	14,016,273
Corporate	521,493	10,432	(5,004)	526,921
Other (primarily asset-backed)	2,038,149	6,807	(39,752)	2,005,204

Total	$17,547,035	$31,691	$(479,470)	$17,099,256

	As of December 31, 2006
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in thousands)
Obligations of U.S. states and political subdivisions	$755,994	$12,752	$(5,135)	$763,611
Mortgage-backed securities	11,997,716	28,402	(3,060)	12,023,058
Corporate	468,379	11,308	(364)	479,323
Other (primarily asset-backed)	2,342,397	24,535	(3,218)	2,363,714

Total	$15,564,486	$76,997	$(11,777)	$15,629,706

        The following tables show the gross unrealized losses and fair values of the available for sale bonds in the FP Investment Portfolio, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at September 30, 2007, and December 31, 2006:

	As of September 30, 2007
	Less than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in thousands)
Obligations of U.S. states and political subdivisions	$184,589	$(3,820)	$40,794	$(2,478)	$225,383	$(6,298)
Mortgage-backed securities	12,742,196	(423,634)	175,857	(4,782)	12,918,053	(428,416)
Corporate	142,150	(5,004)	—	—	142,150	(5,004)
Other (primarily asset-backed)	1,105,737	(36,785)	81,230	(2,967)	1,186,967	(39,752)

Total	$14,174,672	$(469,243)	$297,881	$(10,227)	$14,472,553	$(479,470)

	As of December 31, 2006
	Less than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in thousands)
Obligations of U.S. states and political subdivisions	$173,839	$(3,174)	$53,502	$(1,961)	$227,341	$(5,135)
Mortgage-backed securities	884,329	(1,979)	181,123	(1,081)	1,065,452	(3,060)
Corporate	29,332	(364)	—	—	29,332	(364)
Other (primarily asset-backed)	365,933	(1,385)	79,826	(1,833)	445,759	(3,218)

Total	$1,453,433	$(6,902)	$314,451	$(4,875)	$1,767,884	$(11,777)

        At September 30, 2007, there were 765 investments in fixed-income bonds in the FP Investment Portfolio for which amortized cost exceeded fair value, 32 of which were in an unrealized loss position for 12 months or more. The aggregate amount of the excess of amortized cost over fair value was $479.5 million, or 3.3%. Of the 32 investments in an unrealized loss position for 12 months or more, the largest loss on an individual investment was $2.7 million, or 8.0% of its amortized cost. Of the securities in an unrealized loss position less than 12 months, as of September 30, 2007, there were no individual securities with unrealized losses in excess of 15.0% of amortized cost. At December 31, 2006, there were 111 such investments, for which the aggregate amount of the excess of amortized cost over fair value was $11.8 million, or 0.7%.

        Management has determined that the unrealized losses in fixed-income bonds at September 30, 2007 are attributable primarily to the current market environment for mortgage-backed securities, including securities backed by subprime mortgage loans, and has concluded that these unrealized losses are temporary in nature based upon (a) the lack of principal or interest payment defaults on these securities; (b) the creditworthiness of the issuers; and (c) FSA's ability and current intent to hold these securities until a recovery in fair value or maturity. As of September 30, 2007 and December 31, 2006, all of the securities in a gross unrealized loss position were rated investment grade. In the third quarter of 2007, management determined that certain investments in net interest margin ("NIM") securities had an unrealized loss in fair value that was deemed to be other than temporary, and accordingly, the Company recorded $11.1 million in net realized gains (losses) from financial products segment in the consolidated statement of operations and comprehensive income.

4.    LOSSES AND LOSS ADJUSTMENT EXPENSES

        The Company establishes loss liabilities based on its estimate of specific and non-specific losses. The Company also establishes liabilities for loss adjustment expenses ("LAE"), consisting of the estimated cost of settling claims, including legal and other fees and expenses associated with administering the claims process.

        The Company calculates a loss and LAE liability based upon identified risks inherent in its insured portfolio. If an individual policy risk has a reasonably estimable and probable loss as of the balance sheet date, a case reserve is established. For the remaining policy risks in the portfolio, a non-specific reserve is established to account for the inherent credit losses that can be statistically estimated.

        The following table presents the activity in non-specific and case reserves for the nine months ended September 30, 2007. Adjustments to reserves represent management's estimate of the amount required to cover the present value of the net cost of claims, based on statistical provisions for new originations. Transfers between non-specific and case reserves represent a reallocation of existing loss reserves and have no impact on earnings.

Reconciliation of Net Losses and Loss Adjustment Expense Reserve

	Non- Specific	Case	Total
	(in millions)
December 31, 2006	$137.8	$53.0	$190.8
Incurred	19.1	—	19.1
Transfers	(3.8)	3.8	—
Payments	—	(3.3)	(3.3)

September 30, 2007 balance	$153.1	$53.5	$206.6

        Management of the Company periodically evaluates its estimates for losses and LAE and establishes reserves that management believes are adequate to cover the present value of the ultimate net cost of claims. However, because of the uncertainty involved in developing these estimates, the ultimate liability may differ from current estimates.

        The gross and net par amounts outstanding on transactions with case reserves were $252.3 million and $188.5 million, respectively, at September 30, 2007. The net case reserves consisted primarily of four CDO risks and two municipal risks, which collectively accounted for approximately 95.4% of total net case reserves. The remaining three exposures were in non-municipal sectors.

        Management is aware that there are differences regarding the method of defining and measuring both case reserves and non-specific reserves among participants in the financial guaranty industry.

Other financial guarantors may establish case reserves only after a default and use different techniques to estimate probable loss. Other financial guarantors may establish the equivalent of non-specific reserves, but refer to these reserves by various terms, such as, but not limited to, "unallocated losses," "active credit reserves" and "portfolio reserves," or may use different statistical techniques from those used by the Company to determine loss at a given point in time.

5.    FINANCIAL PRODUCTS SEGMENT DEBT

        The obligations under GICs issued by the GIC Affiliates may be called at various times prior to maturity based on certain agreed-upon events. As of September 30, 2007, interest rates were between 1.91% and 6.07% per annum on outstanding GICs and between 1.98% and 6.20% per annum on VIE debt. Payments due under GICs are based on expected withdrawal dates and exclude negative hedge accounting adjustments of $59.3 million and include accretion of $1,014.7 million. Payments due under VIE debt exclude fair-value adjustments of $69.8 million and includes $1,028.4 million of future interest accretion on zero-coupon obligations. The following table presents the combined principal amounts due under GIC and VIE debt for the remainder of 2007, each of the next four calendar years ending December 31, and thereafter:

Principal Amount
(in millions)
Remainder of 2007	$1,187.8
2008	2,338.1
2009	2,860.0
2010	2,770.9
2011	1,442.3
Thereafter	11,964.4

Total	$22,563.5

        Certain FSA Global debt issuances contain provisions that could extend the stated maturities of those notes. To ensure FSA Global will have sufficient cash flow to repay its funding requirements in such transactions, it entered into liquidity facilities with Dexia for $419.4 million and with other counterparties for $341.5 million.

6.    OUTSTANDING EXPOSURE

        The Company's policies insure the scheduled payments of principal and interest on public finance and asset-backed obligations (including FSA-insured derivatives). The gross amount of financial guaranties in force (principal and interest) was $803.7 billion at September 30, 2007 and $743.9 billion at December 31, 2006. The net amount of financial guaranties in force was $578.3 billion at September 30, 2007 and $531.4 billion at December 31, 2006. The Company limits its exposure to losses from writing financial guaranties by underwriting investment-grade obligations, satisfying both rating agency and its own credit standards, diversifying its portfolio by product type and geography and through reinsurance.

        The net and ceded par outstanding of insured obligations in the public finance insured portfolio were comprised as set forth below:

	Net Par Outstanding		Ceded Par Outstanding
	September 30, 2007	December 31, 2006	September 30, 2007	December 31, 2006
	(in millions)
Domestic obligations
General obligation	$111,809	$103,112	$31,014	$28,143
Tax-supported	47,624	46,479	18,783	18,733
Municipal utility revenue	42,747	40,495	13,594	13,367
Health care revenue	14,080	13,155	11,471	10,144
Housing revenue	7,622	7,576	2,146	2,039
Transportation revenue	17,057	16,164	11,002	10,337
Education	4,863	4,378	1,622	1,027
Other domestic public finance	2,356	1,628	977	509
International obligations	23,370	18,306	19,241	14,554

Total public finance obligations	$271,528	$251,293	$109,850	$98,853

        The net and ceded par outstanding of insured obligations in the asset-backed insured portfolio (including FSA-insured derivatives) included the following amounts:

	Net Par Outstanding		Ceded Par Outstanding
	September 30, 2007	December 31, 2006	September 30, 2007	December 31, 2006
	(in millions)
Domestic obligations
Residential mortgages	$18,772	$15,666	$2,830	$2,555
Consumer receivables(1)	11,707	10,599	921	664
Pooled corporate obligations	55,000	45,914	7,998	8,729
Other domestic asset-backed obligations(1)	7,785	6,793	3,564	2,952
International obligations	29,929	29,295	6,512	8,077

Total asset-backed obligations	$123,193	$108,267	$21,825	$22,977

(1)
Excludes net par outstanding of $19,007 million as of September 30, 2007 and $16,558 million as of December 31, 2006 relating to FSA-insured GICs issued by the GIC Affiliates and other intercompany insurance.

        As of September 30, 2007, the Company did not have a case reserve recorded for any home equity line of credit ("HELOC") transactions; however, as of November 14, 2007, the Company had net claims during the fourth quarter of 2007 of approximately $29.5 million on insured HELOCs, which together with the $2.0 million in net claims paid in the third quarter of 2007 brings the aggregate net claims through November 14, 2007 to approximately $31.5 million. The five HELOC transactions on which claims were made had an aggregate net par outstanding at October 31, 2007 of $3.1 billion. Credit support for the HELOC transactions is primarily provided by excess spread (usually targeted at

400 basis points of par outstanding). Generally, once the over-collateralization is exhausted, the Company will pay a claim if losses in a period exceed excess spread for the period, and to the extent excess spread exceeds losses, the Company is reimbursed for any losses paid to date. In mortgage transactions, loss rates are typically higher early in the life of a transaction and thereafter decline. Based on the latest information available to the Company, various loss scenarios were developed with a wide range of possible outcomes. The Company currently believes it will recover all claim payments and has therefore established no case reserve for these transactions. The Company will continue to monitor the performance of these transactions and recalculate loss scenarios for any changes in market conditions or changes in the performance of the specific transactions.

7.    TAXES

        The Company adopted FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109" ("FIN 48") as of January 1, 2007. FIN 48 clarifies the accounting for uncertainty in income taxes in an entity's financial statements pursuant to FASB Statement No. 109, "Accounting for Income Taxes" and provides thresholds for recognizing and measuring benefits of a tax position taken or expected to be taken in a tax return. Consequently, the Company recognizes tax benefits only on tax positions where it is "more likely than not" to prevail. There was no effect on the Company's statements of operations and comprehensive income from adopting FIN 48.

        The total amount of unrecognized tax benefits at January 1, 2007 and September 30, 2007 were $22.8 million and $23.9 million, respectively. If recognized, the entire amount would favorably affect the effective tax rate. Further, the Company recognizes interest and penalties related to unrecognized tax benefits as part of income taxes. For the period ended September 30, 2007, the Company accrued $0.3 million of expenses related to interest and penalties. Cumulative interest and penalties of $2.2 million had been accrued on the Company's balance sheet at September 30, 2007.

        The Company files consolidated income tax returns in the United States as well as separate tax returns for certain of its subsidiaries or branches in various state and local and foreign jurisdictions, including the United Kingdom, Japan and Australia. With limited exceptions, the Company is no longer subject to income tax examinations for its 2003 and prior tax years for U.S. federal, state and local, or non-U.S. jurisdictions.

        Within the next 12 months, it is reasonably possible that unrecognized tax benefits for tax positions taken on previously filed tax returns will become recognized as a result of the expiration of the statute of limitations for the 2004 tax year, which, absent any extension, will close in September 2008.

        In the third quarter of 2007, the Company recognized a tax benefit of $4.2 million, which includes the benefit of $0.7 million of interest from the expiration of the statute of limitations for the 2003 tax year.

        The 2007 and 2006 effective tax rates differ from the statutory rate of 35% primarily due to tax-exempt interest income. The current year effective tax rate reflects the higher ratio of tax-exempt interest income to year-to-date pre-tax loss due to the significant negative fair value adjustments discussed in Note 8. A reconciliation of the effective tax rate with the federal statutory rate follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
Tax (benefit) at statutory rate	(35.0)%	35.0%	(35.0)%	35.0%
Tax-exempt investments	(6.4)	(11.7)	(181.4)	(9.4)
Minority interest	—	—	—	4.6
State income taxes	0.4	0.5	11.1	0.4
Tax contingencies	(2.2)	(0.8)	(18.0)	(0.7)
Other	0.9	1.6	4.1	0.1

Total	(42.3)%	24.6%	(219.2)%	30.0%

8.    DERIVATIVE INSTRUMENTS

        The components of net realized and unrealized gains (losses) on derivative instruments are shown in the table below:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
	(in millions)
Insured derivatives	$(293.7)	$(1.5)	$(352.5)	$24.5
FP Segment derivatives	(44.1)	(29.1)	(11.9)	76.9
Other	0.2	0.4	0.6	1.0

Net realized and unrealized gains (losses) on derivative instruments	$(337.6)	$(30.2)	$(363.8)	$102.4

Insured Derivatives

        Included in the Company's insured portfolio are certain contracts that qualify as derivatives under Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133") or SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments" ("SFAS 155"). Changes in the fair-value of these contracts are recorded through the statements of operations and comprehensive income. These contracts include FSA-insured CDS, insured interest rate swaps ("IR swaps") entered into in connection with the issuance of certain public finance obligations and insured NIM securitizations issued in connection with certain mortgage-backed security ("MBS") financings. The Company considers all such agreements to be a normal extension of its financial guaranty insurance business but, for accounting purposes, these contracts are deemed to be derivative instruments.

        The table below shows the changes in the fair value of insured derivatives recorded in net realized and unrealized gains (losses) on derivative instruments in the consolidated statements of operations and comprehensive income. Management expects that these transactions will not be subject to a market value termination for which the Company would be liable. Management does not expect that changes in fair value of these highly rated swap guarantees are an indication of any material deterioration in the underlying credit quality of the Company's insured CDS portfolio or of any potential claims under the Company's financial guarantees.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
	(in millions)
Insured Derivatives:
Insured CDS	$(291.1)	$(1.5)	$(348.2)	$24.4
Other(1)(2)	(2.6)	—	(4.3)	0.1

Total	$(293.7)	$(1.5)	$(352.5)	$24.5

(1)
Includes NIM securitization and insured IR swaps.

(2)
As of January 1, 2007, the Company implemented SFAS 155, which resulted in a mark-to-market loss of $1.5 million and $2.9 million related to insured NIM securitizations for the three and nine months ended September 30, 2007, respectively. The change in fair value was primarily a function of the market's adverse perception of mortgage-backed products.

        The Company recorded net earned premium under these agreements of $27.0 million and $72.4 million for the three and nine months ended September 30, 2007, respectively, and $23.0 million and $68.7 million for the three and nine months ended September 30, 2006, respectively.

        The Company's net par outstanding of $80.2 billion and $74.7 billion relating to insured CDS and NIM securitizations at September 30, 2007 and December 31, 2006, respectively, are included in the asset-backed balances in Note 6. The Company believes that the most meaningful presentation of the financial statement impact of these derivatives is to record earned premiums over the installment period and to record changes in fair value as incurred.

        Fair value is determined based on quoted market prices, if available. If quoted market prices are not available, as is the case with most of the Company's insured CDS contracts because these contracts are not traded, then the determination of fair value is based on internally developed estimates that employ credit-spread algorithms. These algorithms are unique to each insured CDS category and utilize various publicly available indices, depending on the types of assets referenced by the insured CDS contract and the contract's tenor. Management applies judgment when developing these estimates and considers factors such as current prices charged for similar agreements, performance of underlying assets, changes in internal credit assessments or rating agency-based shadow ratings, and, for its insured obligations, the level at which the deductible has been set. Estimates generated from the Company's valuation process may differ materially from values that may be realized in market transactions.

        The average remaining life of these contracts was 3.6 years and 3.1 years as of September 30, 2007 and December 31, 2006, respectively. The inception-to-date gain (loss) for all insured derivatives is recorded in other assets or other liabilities, as appropriate (see Note 9).

FP and VIE Derivatives

        The Company enters into derivative contracts to manage interest rate and foreign currency exposure in its FP Segment Investment Portfolio and FP Segment debt. All gains and losses from changes in the fair value of derivatives are recognized in the consolidated statements of operations and comprehensive income. These derivatives generally include interest rate and currency swap agreements, which are primarily utilized to convert fixed-rate debt and investments into U.S. dollar floating-rate debt and investments. Hedge accounting is applied to fair-value hedges provided certain criteria are met.

        In order for a derivative to qualify for hedge accounting, it must be highly effective at reducing the risk associated with the exposure being hedged. An effective hedge is defined as one whose periodic fair value change is 80% to 125% correlated with the fair value of the hedged item. The difference between a perfect hedge (i.e., the change in fair value of the hedge and hedged item offset one another so that there is zero effect on the statements of operations and comprehensive income, referred to as being "100% correlated") and the actual correlation within the 80% to 125% effectiveness range is the ineffective portion of the hedge. A failed hedge is one whose correlation falls outside of the 80% to 125% effectiveness range. The table below presents the net gain (loss) related to the ineffective portion of the Company's fair value hedges and net gain (loss) related to failed hedges.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
	(in millions)
Ineffective portion of fair value hedges(1)	$0.3	$(4.3)	$3.1	$4.6
Change in fair value of failed hedges	2.1	1.9	1.8	3.4

(1)
Includes the changes in value of hedging instruments related to the passage of time, which have been excluded from the assessment of hedge effectiveness.

        The inception-to-date net unrealized gain on derivatives in the FP Segment of $387.2 million and $487.3 million at September 30, 2007 and December 31, 2006, respectively, is recorded in other assets or accrued expenses, other liabilities and minority interest, as applicable.

9.    OTHER ASSETS AND LIABILITIES

        The detailed balances that comprise other assets and accrued expenses, other liabilities and minority interest at September 30, 2007 and December 31, 2006 are as follows:

	September 30, 2007	December 31, 2006
	(in thousands)
Other assets:
Unrealized gain on FP Segment derivatives	$474,757	$526,984
Fair-value adjustments on insured derivatives	—	89,195
VIE other invested assets	—	157,810
Securities purchased under agreements to resell	50,000	150,000
Deferred compensation trust	112,053	114,181
Tax and loss bonds	149,910	127,150
Accrued interest in FP Segment	196,165	168,997
Accrued interest income on general investment portfolio	62,513	60,929
Other assets	234,644	215,970

Total other assets	$1,280,042	$1,611,216

	September 30, 2007	December 31, 2006
	(in thousands)
Other liabilities and minority interest:
Payable for securities purchased	$86,743	$33,046
Fair-value adjustments on insured derivatives	263,316	—
Deferred compensation trust	112,053	114,181
Equity participation plan	92,773	112,688
Accrued interest in FP Segment	201,514	184,177
Unrealized loss on FP Segment derivatives	87,593	39,724
Other liabilities and minority interest	246,712	308,305

Total other liabilities and minority interest	$1,090,704	$792,121

10.    SEGMENT REPORTING

        The Company operates in two business segments: financial guaranty and financial products. The Financial Guaranty Segment is primarily in the business of providing financial guaranty insurance on public finance and asset-backed obligations in exchange for a premium. The FP Segment includes the GIC operations of the Company, which issues GICs to municipalities and other market participants and invests the proceeds from the sale of GICs in investments that are floating-rate obligations or converts such obligations into LIBOR-based floating-rate investments to produce a net interest margin. GICs provide for the return of principal and the payment of interest at pre-specified rates. Reflecting the manner in which the VIEs' operations are managed, the results of the VIEs have been included in the FP Segment beginning in the fourth quarter of 2006. The September 30, 2006 disclosures have been reclassified to conform to the 2007 presentation.

        The following tables summarize the financial information by segment as of and for the three and nine months ended September 30, 2007 and 2006. The exclusions from pretax operating earnings are the fair value adjustments on insured derivatives and economic hedges.

	Three Months Ended September 30, 2007
	Financial Guaranty	Financial Products	Intersegment Eliminations	Total
	(in thousands)
Revenues:
External	$(122,972)	$253,929	$—	$130,957
Intersegment	766	3,718	(4,484)	—
Expenses:
External	(62,195)	(279,824)	—	(342,019)
Intersegment	(3,718)	(766)	4,484	—
Less:
SFAS133 fair-value adjustments for insured derivatives and economic hedges	(293,717)	(32,651)	—	(326,368)

Pretax segment operating earnings	$105,598	$9,708	$—	$115,306

Segment assets	$7,298,503	$20,653,532	$(247,586)	$27,704,449
	Three Months Ended September 30, 2006
	Financial Guaranty	Financial Products	Intersegment Eliminations	Total
	(in thousands)
Revenues:
External	$159,627	$206,613	$—	$366,240
Intersegment	888	4,973	(5,861)	—
Expenses:
External	(39,938)	(205,009)	—	(244,947)
Intersegment	(4,973)	(888)	5,861	—
Less:
SFAS133 fair-value adjustments for insured derivatives and economic hedges	(1,487)	(7,891)	—	(9,378)

Pretax segment operating earnings	$117,091	$13,580	$—	$130,671

Segment assets	$7,039,956	$17,952,928	$(344,551)	$24,648,333

	Nine Months Ended September 30, 2007
	Financial Guaranty	Financial Products	Intersegment Eliminations	Total
	(in thousands)
Revenues:
External	$170,976	$805,099	$—	$976,075
Intersegment	2,512	12,019	(14,531)	—
Expenses:
External	(185,662)	(812,398)	—	(998,060)
Intersegment	(12,019)	(2,512)	14,531	—
Less:
SFAS133 fair-value adjustments for insured derivatives and economic hedges	(352,510)	(43,664)	—	(396,174)

Pretax segment operating earnings	$328,317	$45,872	$—	$374,189

	Nine Months Ended September 30, 2006
	Financial Guaranty	Financial Products	Intersegment Eliminations	Total
	(in thousands)
Revenues:
External	$512,511	$686,928	$—	$1,199,439
Intersegment	2,712	15,518	(18,230)	—
Expenses:
External	(145,848)	(654,309)	—	(800,157)
Intersegment	(15,518)	(2,712)	18,230	—
Less:
SFAS133 fair-value adjustments for insured derivatives and economic hedges	24,541	7,288	—	31,829

Pretax segment operating earnings	$329,316	$38,137	$—	$367,453

        The following tables present reconciliations of the segments' pre-tax operating earnings to net income.

	Three Months Ended September 30, 2007
	Financial Guaranty	Financial Products	Intersegment Eliminations	Total
	(in thousands)
Pretax operating earnings	$105,598	$9,708	$—	$115,306
SFAS 133 fair-value adjustments for insured derivatives and economic hedges	(293,717)	(32,651)	—	(326,368)
Taxes				89,253

Net income				$(121,809)

	Three Months Ended September 30, 2006
	Financial Guaranty	Financial Products	Intersegment Eliminations	Total
	(in thousands)
Pretax operating earnings	$117,091	$13,580	$—	$130,671
SFAS 133 fair-value adjustments for insured derivatives and economic hedges	(1,487)	(7,891)	—	(9,378)
Taxes				(29,814)

Net income				$91,479

	Nine Months Ended September 30, 2007
	Financial Guaranty	Financial Products	Intersegment Eliminations	Total
	(in thousands)
Pretax operating earnings	$328,317	$45,872	$—	$374,189
SFAS 133 fair-value adjustments for insured derivatives and economic hedges	(352,510)	(43,664)	—	(396,174)
Taxes				48,199

Net income				$26,214

	Nine Months Ended September 30, 2006
	Financial Guaranty	Financial Products	Intersegment Eliminations	Total
	(in thousands)
Pretax operating earnings	$329,316	$38,137	$—	$367,453
SFAS 133 fair-value adjustments for insured derivatives and economic hedges	24,541	7,288	—	31,829
Taxes				(119,884)
Minority interest				52,006

Net income				$331,404

        The intersegment assets consist of intercompany notes held within the FP Segment Investment Portfolio and issued by consolidated refinancing vehicles that are included in the Financial Guaranty Segment. The intersegment revenues and expenses relate to interest income and interest expense on intercompany notes and premiums paid by FSA Global on FSA-insured notes.

        The amount of SFAS 133 fair-value adjustments for insured derivatives is a reconciling item between pre-tax segment operating earnings and net income. In addition, management subtracts the impact of economic hedges when analyzing the segments. Marking the derivatives to fair value but not marking the hedged assets or liabilities causes one-sided accounting. By removing its effect, in the view of management, the measure more closely reflects the underlying economic performance of segment operations.

11.    VARIABLE INTEREST ENTITIES

        On April 28, 2006, the Company increased its ownership of the ordinary shares of FSA Global from 29% to 49% through an acquisition of shares from an unaffiliated third party. Immediately thereafter, FSA Global's charter documents were amended to create a new class of nonvoting preference shares, which was issued to the Company. Holders of such preference shares have exclusive rights to any future dividends and, upon any winding up of FSA Global, all net assets available for distribution to shareholders (after a distribution of $250,000 to the ordinary shareholder). As a result of the issuance of such preference shares, (a) a substantive sale and purchase of an interest took place between the ordinary shareholders of FSA Global and the Company, resulting in an assessment and recording of the fair value of the assets and liabilities sold and purchased at the time of such transaction, and (b) the Company's minority interest liability associated with FSA Global being eliminated. In the second quarter of 2006, the Company realized a pre-tax gain of $1.8 million as a result of this transaction.

        In the third quarter, management identified errors relating to the calculation of foreign currency transaction gains (losses) and the valuation of derivatives relating to FSA Global. The derivatives are used to economically hedge interest rate and foreign currency risk on debt and investments in FSA Global's portfolio. The Company does not apply hedge accounting to the risks these swaps are hedging; however, the hedges are economically effective and therefore the misstatement had no economic effect on the Company's financial position or FSA's claims paying ability, which is a metric used by the rating agencies. The misstatement does not affect any trends in the Company's financial statements, management's compensation, or cash flows and did not affect any loan covenants or regulatory matters. Management has evaluated the effect of the misstatement and concluded that the effect on a quantitative and qualitative basis is not material to the current or prior periods. As a result, in the third quarter of 2007, management recorded a $24.3 million after tax charge to correct the cumulative errors, affecting the statements of operations and comprehensive income line items net interest income from FP segment ($1.1 million gain), net interest expense from FP segment ($4.8 million expense), foreign currency gain (loss) from FP segment ($14.0 million gain), net realized and unrealized gain (loss) on derivatives ($47.7 million loss) and taxes ($13.1 million benefit).

12.    RECENTLY ISSUED ACCOUNTING STANDARDS

        On September 15, 2006, the Financial Accounting Standards Board ("FASB") issued Statements of Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements" ("SFAS 157"), which addresses how companies should measure fair value when required to use fair value measures for recognition or disclosure purposes under GAAP. SFAS 157 adopted an "exit price" approach to determining fair value and set forth a three-level fair value hierarchy to prioritize the inputs used in valuation techniques. Level 1 is the highest priority and is defined as observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets. Level 2 is defined as inputs other than quoted prices included in Level 1 that are observable for the asset or liability through corroboration with observable market data. Level 3 is the lowest priority and is defined as a valuation based on unobservable inputs such as a company's own data. Prioritization of inputs, as well as other considerations, determine the level of disclosure required. SFAS 157 is applicable to financial statements issued for fiscal years beginning after November 15, 2007 and for interim periods within those fiscal years. The Company is in the process of evaluating the impact of SFAS 157 on its financial statements.

        In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("SFAS 159"), which permits reporting entities to choose to measure at fair value many financial instruments and certain other items that are not currently required to be measured at fair value. The fair value option may be applied instrument by instrument, is applied only to entire instruments and not to portions of instruments and the election is irrevocable. SFAS 159 is effective for fiscal years beginning after November 15, 2007. The Company is currently evaluating SFAS 159 and the implications for the Company's financial statements.

        In April 2007, the FASB issued FSP No. FIN 39-1, "Amendment of FASB Interpretation No. 39" ("FSP 39-1"). FSP 39-1 amends FIN No. 39, "Offsetting of Amounts Related to Certain Contracts" ("FIN 39"), to permit a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset in accordance with FIN 39. FSP 39-1 also amends FIN 39 for certain terminology modifications. FSP 39-1 is effective for fiscal years beginning after November 15, 2007, with early application permitted, and is applied retrospectively as a change in accounting principle for all financial statements presented. Upon adoption of FSP 39-1, the Company is permitted to change its accounting policy to offset or not offset fair value amounts recognized for derivative instruments under master netting arrangements. The Company is currently evaluating FSP 39-1 and has not yet determined the effect the adoption of FSP 39-1 will have on the consolidated financial statements.

        On April 18, 2007, the FASB issued an Exposure Draft entitled "Accounting for Financial Guarantee Insurance Contracts," an interpretation of SFAS 60, "Accounting and Reporting by Insurance Enterprises" (the "Exposure Draft"). The Exposure Draft addresses premium revenue and claim liabilities recognition, as well as related disclosures. Under the Exposure Draft, the Company would be required to recognize premium revenue only in proportion to contractual payments (principal and interest) made by the issuer of the insured financial obligation. The proposed recognition approach for a claim liability would require the Company to recognize a claim liability when there is an expectation that a claim loss will exceed the unearned premium revenue (liability) on a policy basis based on the present value of expected cash flows. Additionally, the Exposure Draft would require the Company to provide expanded disclosures relating to factors affecting the recognition and measurement of financial guarantee contracts.

        In September 2007, the FASB held a discussion forum with interested parties and it is management's understanding that the FASB plans to begin redeliberations of the Exposure Draft in the fourth quarter of 2007. The final statement is expected to be issued in the first quarter of 2008. Until final guidance is issued by the FASB the Company will continue to apply its existing policies with respect to the establishment of both case basis and non-specific loss reserves and the recognition of premium revenue.

13.    COMMITMENTS AND CONTINGENCIES

        In the ordinary course of business, the Company and certain Subsidiaries are parties to litigation. The Company is not a party to any material pending litigation.

        On November 15, 2006, the Company received a subpoena from the Antitrust Division of the U.S. Department of Justice ("DOJ") issued in connection with an ongoing criminal investigation of bid rigging of awards of municipal GICs. On November 16, 2006, FSA received a subpoena from the Securities and Exchange Commission ("SEC") related to an ongoing industry-wide civil investigation of brokers of municipal GICs. The Company issues municipal GICs through the FP Segment, but does not serve as a GIC broker. The subpoenas request that the Company furnish to the DOJ and SEC records and other information with respect to the Company's municipal GIC business. The Company is cooperating with the investigations by the DOJ and SEC.

Item 2.    Management's Discussion and Analysis of Financial Condition and Results of Operations.

Overview

        Management's principal business objective is to grow the intrinsic value of the Company over the long term. To this end, it seeks to accumulate an insured portfolio of conservatively underwritten public finance and asset-backed obligations and attractively priced guaranteed investment contracts ("GICs") in order to produce a reliable, predictable earnings stream. Strategically, the Company seeks to maintain balanced capabilities across domestic and international public finance and asset-backed markets in order to allow the flexibility to pursue the most attractive opportunities available at any point in the business cycle.

        The Company's financial guaranty business may be dependent upon general economic conditions. For example, a strong economic environment with good or improving credit is generally beneficial to the Company's insured portfolio. However, such conditions, if in place for an extended period of time, may reduce credit spreads. When interest rates are lower or when the market is otherwise relatively non-risk adverse, the spread between insured and uninsured obligations typically narrows and, as a result, financial guaranty insurance typically provides lower cost savings to issuers than it would during periods of relatively wider spreads. These lower cost savings generally lead to a corresponding decrease in demand or premiums obtainable for financial guaranty insurance. Conversely, in a deteriorating credit environment, credit spreads widen and pricing for financial guaranty insurance may improve. However, if the weakening environment is sudden, pronounced or prolonged, the stresses on the insured portfolio may result in claims payments in excess of normal or historical expectations. The Company's management believes that its business is well positioned to withstand normal economic and business cycles.

        To reflect accurately how management evaluates the Company's operations and progress toward long-term goals, this discussion employs both measures promulgated in accordance with accounting principles generally accepted in the United States of America ("GAAP measures") and measures not so promulgated ("non-GAAP measures"). Although the measures identified as non-GAAP in this discussion should not be considered substitutes for GAAP measures, management considers them key performance indicators and employs them in determining compensation. Non-GAAP measures therefore provide investors with important information about the way management analyzes its business and rewards performance.

        Unless otherwise noted, percentage changes in this discussion and analysis compare the period named with the comparable period of the prior year.

        For the third quarter of 2007, net income decreased 233.2% from a gain of $91.5 million to a loss of $121.8 million. For the first nine months, net income decreased 92.1% to $26.2 million. The decrease was primarily driven by after-tax losses totaling $190.9 million in its insured derivative portfolio, which consists mainly of insured credit default swaps. Shareholders' equity decreased 13.9% from June 30, 2007 and decreased 15.1% to $2.3 billion from December 31, 2006 principally due to the effects of the after-tax unrealized mark-to-market losses for insured derivatives, combined with the after-tax unrealized mark-to-market loss of $269.4 million for the third quarter on available for sale assets held in the portfolio of investments from proceeds of FSA-insured GICs (the "FP Investment Portfolio"). The Company paid dividends of $91.5 million in 2007.

Results of Operations

Premiums

Net Earned and Written Premiums

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
	(in millions)
Net premiums written	$160.8	$125.7	$372.8	$365.4
Net premiums earned	99.4	91.8	304.5	284.7
Net premiums earned excluding effect of refundings and accelerations	92.9	85.3	268.3	254.9

        For the third quarter, gross premiums written increased 29.6%, and net premiums written increased 28.0%, both reflecting increases in public finance and asset-backed premiums written. For the first nine months, gross premiums written and net premiums written increased by 2.0%. In each case, the change reflected an increase in asset-backed premiums written, partially offset by a decrease in public finance premiums written.

        Third-quarter net premiums earned totaled $99.4 million, an 8.3% increase. Net premiums earned includes $6.5 million of net premiums earned from refundings and accelerations for each of the third quarters of 2007 and 2006. Excluding premiums from refundings and accelerations, third-quarter net premiums earned increased 8.9%, reflecting an increase in both public finance and asset-backed earned premiums.

        For the first nine months, net premiums earned totaled $304.5 million, a 7.0% increase. This includes $36.2 million of net premiums earned from refundings and accelerations, compared with $29.8 million for last year's comparable period. Excluding premiums from refundings and accelerations, year-to-date net premiums earned increased 5.3% for the first nine months, reflecting increases in both public finance and asset-backed earned premiums.

New Business Production

        For each accounting period, the Company estimates the present value of originations ("PV originations"). This non-GAAP measure consists of the total present value of premiums originated ("PV premiums originated") by FSA and its subsidiaries and the present value of net interest margin ("NIM") originated ("PV NIM originated") by the Company's financial products ("FP") segment. The Company generated PV originations of $537.2 million and $952.6 million in the three and nine months ended September 30, 2007 and $192.8 million and $617.8 million in the three and nine months ended September 30, 2006, respectively. Management believes that by disclosing the components of PV originations in addition to premiums written the Company provides investors with a more comprehensive description of its new business activity in a given period.

  Present Value of Premiums Originated

        The GAAP measure "gross premiums written" captures premiums collected and accrued in the period, whether collected for business originated in the period, or in installments for business originated in prior periods. It is not a precise measure of current period originations because a significant portion of the Company's premiums are collected in installments. Therefore, to calculate PV premiums originated, which is the measure of current-period premium production, management combines the following for business closed in the reporting period: (1) gross present value of premium installments and (2) premiums received upfront. PV premiums originated is a non-GAAP measure.

        The Company's insurance policies, including insured derivatives, are generally non-cancelable and remain outstanding for years from date of inception, in some cases 30 years or longer. Accordingly, PV premiums originated, as distinct from earned premiums, represents premiums to be earned in the future.

        Viewed at a policy level, installment premiums are generally calculated as a fixed premium rate multiplied by the estimated or expected insured debt outstanding as of dates established by the terms of the policy. Because the actual installment premiums received could vary from the amount estimated at the time of origination based on variances in the actual versus estimated outstanding debt balances and foreign exchange rate fluctuations, the realization of PV premiums originated could be greater or less than the amount reported.

        Installment premiums are not recorded in the financial statements until due, which is a function of the terms of each insurance policy. Future installment premiums are not captured in current-period premiums earned or premiums written, the most comparable GAAP measures. Management therefore uses PV premiums originated to measure current business production.

        PV premiums originated is a measure of gross origination activity, and does not reflect premiums ceded to reinsurers or the cost of insured derivatives or other credit protection, which may be considerable, employed by the Company to manage its credit exposures. PV premiums originated reflects estimated future installment premiums discounted to their present value, as well as upfront premiums, with respect to business originated during the period. To calculate PV premiums originated, management discounts an estimate of all future installment premium receipts. The Company calculates the discount rate for PV premiums originated as the average pre-tax yield on its insurance investment portfolio for the previous three years. This rate serves as a proxy for the return that could be achieved if the premiums had been received upfront. The estimated installment premium receipts are determined based on each installment policy's projected par balance outstanding multiplied by its premium rate. The Company's Transaction Oversight Groups estimate the relevant schedule of future par balances outstanding for each insurance policy with installment premiums. At the time of origination, projected debt schedules are generally based on good faith estimates developed and used by the parties negotiating the transaction.

        Year-to-year comparisons of PV premiums originated are affected by the application of a different discount rate applied to each vintage year. The discount rate employed by the Company for this purpose was 4.86% for 2007 originations and 5.07% for 2006 originations. Management intends to revise the discount rate in future years according to the same methodology, in order to reflect specific return results realized by the Company.

Reconciliation of Gross Premiums Written to Non-GAAP PV Premiums Originated

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
	(in millions)
Gross premiums written	$248.6	$191.8	$570.7	$559.5
Gross installment premiums received	(80.5)	(62.4)	(208.4)	(178.9)

Gross upfront premiums originated	168.1	129.4	362.3	380.6
Gross PV estimated installment premiums originated	334.0	31.7	505.7	152.2

Gross PV premiums originated	$502.1	$161.1	$868.0	$532.8

  Financial Guaranty Insurance Originations

        The tables below show the gross par amount insured and PV premiums originated in the Company's major business sectors for the periods indicated.

Public Finance Originations

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
United States:
Gross par insured (in billions)	$13.9	$9.3	$40.2	$29.5
Gross PV premiums originated (in millions)	97.2	50.2	248.6	216.8
International:
Gross par insured (in billions)	7.8	2.0	10.4	6.5
Gross PV premiums originated (in millions)	281.3	80.6	337.0	219.0

        Nine-month estimated U.S. municipal market volume of $323.3 billion was 21% higher than in the first nine months of 2006, largely due to refundings during the first six months of the year. Refundings declined in the third quarter. Insurance penetration during the first nine months was approximately 49%, compared with 50% in last year's comparable period. FSA insured approximately 24% of the par amount of insured new U.S. municipal bond issues sold year-to-date.

        Including both primary and secondary U.S. public finance obligations with closing dates in the third quarter, the par amount insured by FSA increased 50.2%, and PV premiums originated increased 93.8%. In addition to increasing the par volume insured in the general obligation sector, FSA insured a higher volume in the health care and transportation sectors and insured a large, high-premium infrastructure transaction. For the first nine months, public finance par insured increased 36.4%, while PV premiums originated increased 14.7% as FSA generally increased its focus on higher quality core sectors, such as general obligations.

        International public finance par originated increased 307.5%, and PV premiums originated increased 249.3%. During the third quarter, FSA closed a number of large public finance transactions in the United Kingdom, France, Italy, New Zealand and Australia and smaller transactions involving Mexican and Japanese credits. The transactions were executed in both primary and secondary markets and spanned sectors including transportation infrastructure, water utilities, health care receivables and sovereign and municipal debt. Results in this sector tend to be irregular because of the timing of large, high-premium transactions with long development times. For the first nine months, international public finance par insured increased 60.1% and PV premiums originated increased 53.9%.

Asset-Backed Originations

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
United States:
Gross par insured (in billions)	$11.2	$4.9	$33.5	$18.1
Gross PV premiums originated (in millions)	103.4	20.9	232.4	74.0
International:
Gross par insured (in billions)	2.4	1.1	7.0	6.0
Gross PV premiums originated (in millions)	20.2	9.4	50.0	23.0

        FSA increased its third-quarter U.S. asset-backed production by 130.2% in par originated and 394.9% in PV premiums originated. In an environment of significantly wider credit spreads and reduced market liquidity, FSA found opportunities in all its major sectors, particularly in the pooled corporate sector, where FSA guaranteed primarily Super Triple-A transactions. For the first nine months, FSA increased U.S. asset-backed par insured 85.2%. Due to spread widening and longer average lives of transactions, PV premiums originated grew 214.1%.

        Outside the United States, FSA's asset-backed par insured increased 106.9%, and PV premiums originated increased 113.4% for the third quarter, with growth concentrated in the pooled corporate sector. For the first nine months, FSA increased international asset-backed originations by 16.0% in par volume, while PV premiums originated grew 117.0%, due to wider spreads and longer average lives.

  Financial Products Originations

        The FP Segment produces net interest margin ("FP NIM"), which is a non-GAAP measure, rather than insurance premiums. Like installment premiums, the present value of FP NIM originated in a given period ("PV NIM originated") is expected to be earned and collected in future periods.

        FP Segment debt is issued at or converted into London Interbank Offered Rate ("LIBOR")-based floating-rate obligations, with proceeds invested in or converted into LIBOR-based floating-rate investments intended to result in profits from a higher investment rate than borrowing rate. FP NIM represents the difference between the current period investment revenue and borrowing cost, net of the economic effect of derivatives used to hedge interest rate and currency risk.

        PV NIM originated represents the difference between the present value of estimated interest to be received on actual investments and the present value of estimated interest to be paid on liabilities issued by the FP Segment, net of transaction expenses and the expected results of derivatives used to hedge interest rate risk. In the first quarter of 2007, based on experience, management reduced its estimate of the adverse effect of transaction and hedging costs. The Company's future positive interest rate spread estimate generally relates to contracts or security instruments that extend for multiple years.

        Net interest income and net interest expense are reflected in the consolidated statements of operations and comprehensive income but are limited to current period earnings. As the GICs and the assets they fund extend beyond the current period, management considers the PV NIM originated (a non-GAAP measure) to be a useful indicator of future FP NIM to be earned. PV of future NIM is also included in the non-GAAP measure adjusted book value ("ABV") as an element of intrinsic value that is not found in GAAP book value.

        GIC Affiliates issue GICs mainly to municipal issuers and for structured transactions. The majority of municipal GICs issued relate to debt service reserve funds and construction funds in support of municipal bond transactions. The majority of structured GICs serve as collateral for synthetic collateralized debt obligations ("CDO") transactions. The actual timing and amount of repayments may differ from the original estimates, which in turn would affect the realization of the estimate of PV NIM originated in a given accounting period.

Financial Products PV NIM Originated

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
	(in millions)
PV NIM originated	$35.1	$31.7	$84.6	$85.0

        In the FP segment, PV NIM originated increased 10.4% for the third quarter. Wider spreads for Triple-A investments allowed the Company to increase PV NIM originated while shortening the weighted average life (that is, the average number of years for which each dollar of principal will remain outstanding) of the FP Segment's investment portfolio (the "FP Segment Investment Portfolio") in order to improve liquidity in response to market volatility and further reduce portfolio credit risk. The FP Segment Investment Portfolio is comprised of the investments from proceeds of FSA-insured GICs and the portfolio of securities owned by the VIEs. The shortening also decreased spread duration and has therefore reduced the portfolio's exposure to future mark-to-market volatility. PV NIM originated was flat for the first nine months.

Operating Earnings and Adjusted Book Value

        In addition to evaluating the Company's GAAP financial information, management evaluates the Company's business under certain non-GAAP performance measures that management refers to as operating earnings and ABV. Management uses these two metrics to measure the Company's performance and to calculate long-term incentive compensation and the annual bonus pool. Management refers to this information in its presentations with rating agencies and the Board of Directors. While these metrics are not substitutes for reported results under GAAP, management regards operating earnings and ABV as meaningful indicators of operational performance that supplement the information available from GAAP measures.

        While GAAP provides a uniform comprehensive basis of accounting, management believes that operating earnings is an important additional measure for providing a more complete understanding of the Company's results of operations. The Company defines operating earnings as net income before the effects of fair-value adjustments for:

  1.
  economic hedges, defined as hedges that are economically effective but do not meet the criteria necessary to receive hedge accounting treatment under Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"), with any residual hedge ineffectiveness remaining in operating earnings; and

  2.
  investment-grade insured derivatives, which are certain contracts for which fair-value adjustments are recorded through the statements of operations and comprehensive income because they qualify as derivatives under SFAS 133 or Statement of Financial Accounting Standards No. 155, "Accounting for Certain Hybrid Financial Instruments" (SFAS 155). These contracts include FSA-insured credit default swaps ("CDS"), insured swaps in certain public finance obligations and insured NIM securitizations.

        The majority of the economic hedges relate to situations where the Company converts the fixed interest rates of certain assets and liabilities to dollar-denominated LIBOR-based floating rates by means of interest rate derivatives. Without hedge accounting, SFAS 133 requires the marking to fair value of each such derivative in the income statement without an offsetting mark to fair value on the risk it is intended to hedge. These one-sided mark-to-fair-value valuations cause income volatility. Under the Company's definition of operating earnings, the economic effect of these hedges is recognized, which, for interest rate swaps, generally results in any cash paid or received being recognized ratably as an expense or revenue over the hedged item's life. Under International Financial Reporting Standards ("IFRS"), which apply to Dexia, both the derivatives and the corresponding hedged risks are marked to fair value, so the net income effect is minimized.

        Insured derivatives are transactions that are insured by the Company in the normal course of business and, for accounting purposes, qualify as derivatives under SFAS 133 and SFAS 155. A large majority of these derivatives are CDS, which are generally non-cancelable prior to maturity, and which management views as comparable to other insured risks. CDS transactions insured by the Company generally reference either a specific security otherwise qualifying for FSA insurance or a pool of corporate or consumer bonds or bank loans, structured such that the risk insured is investment grade without the benefit of the credit protection provided by the Company. In a typical CDS transaction, the Company, in exchange for an upfront or periodic premium, indemnifies the insured party for credit losses (in excess, in some cases, of an agreed-upon deductible) related to debt obligations of specified obligors, structured such that the risk insured is investment grade without the benefit of the credit protection provided by the Company. In the event a CDS were to migrate below investment grade, the fair-value impact would be fully reflected in operating earnings. Given the high credit quality of the CDS insured by FSA, management believes it is probable that the financial impact of the fair-value adjustments for the insured CDS will sum to zero over the finite terms of the exposures, which are typically five to ten years at inception. Notwithstanding this eventual outcome, sharp swings in the estimated fair value of the CDS portfolio may occur from quarter to quarter, due to the volatility of credit spreads that drive the fair-value estimates.

        Operating earnings are subject to general and specific limitations that investors should consider. For example, there is no comprehensive, authoritative guidance for management reporting. The Company's operating earnings is not a defined term within GAAP and may not be comparable to similarly titled measures reported by other companies. Unlike GAAP, the Company's operating earnings presentation does not represent a comprehensive basis of accounting. Investors, therefore, should not compare the Company's performance with that of other financial guaranty companies based upon operating earnings. Operating earnings results are meant only to supplement GAAP results by providing additional information regarding the operational and performance indicators management, the Company's Board of Directors and rating agencies follow to assess performance.

        Other limitations arise from the specific adjustments that management makes to GAAP results to derive operating earnings results. For example, management focuses on the long-term economic effectiveness of those instruments relative to the underlying hedged item and isolates the effects of interest rate volatility and changing credit spreads on the fair value of such instruments during the period. Under GAAP, the effects of these factors on the fair value of the derivative instruments (but not the underlying hedged item) tend to show more volatility in the short term. While the Company believes that its presentation reflects the economic substance of its FP Segment, the presentation understates GAAP earnings volatility.

        Operating earnings also do not reflect earnings volatility related to insured derivative fair-value adjustments. A significant percentage of the Company's insured derivative exposures subject to fair-value adjustments are considered Triple-A or Super Triple-A (defined as credit quality based on loss protection greater than the Triple-A standard), and the Company does not intend to trade these highly rated, highly structured contracts. Accordingly, management believes it is probable that the financial impact of the fair-value adjustments for the insured derivatives will sum to zero over the finite terms of the exposures. For this reason, management believes that the market volatility of credit spread pricing, the primary driver of the changes in insured derivative fair-value results, should not influence a measure of the Company's operating performance and therefore excludes insured derivative fair-value adjustments from operating earnings.

        For the third quarter of 2007, the Company's operating earnings decreased 7.4% to $90.3 million. The following table reconciles net income to non-GAAP operating earnings:

Reconciliation of Net Income (Loss) to Non-GAAP Operating Earnings

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
	(in millions)
Net income (loss)	$(121.8)	$91.5	$26.2	$331.4
Less fair-value adjustments for economic hedges, net of taxes(1)	(21.2)	(5.1)	(28.4)	38.6
Less fair-value adjustments for investment-grade insured derivatives, net of taxes	(190.9)	(1.0)	(229.1)	15.9

Operating earnings	$90.3	$97.6	$283.7	$276.9

(1)
Economic hedge ineffectiveness remains in operating earnings. See following table for a more detailed presentation of fair-value adjustments for economic hedges.

Fair-Value Adjustments for Economic Hedges

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
	(in millions)
Fair-value adjustment for economic hedges	$(32.7)	$(7.9)	$(43.7)	$7.3
VIE minority interest	—	—	—	52.0
Tax effect	11.5	2.8	15.3	(20.7)

Total fair-value adjustments for economic hedges	$(21.2)	$(5.1)	$(28.4)	$38.6

  Adjusted Book Value

        To calculate ABV, the following adjustments, on an after-tax basis, are made to shareholders' equity (GAAP "book value"):

  1.
  addition of unearned premium revenues, net of amounts ceded to reinsurers;
  2.
  addition of the present value of future installment premiums, net of amounts ceded to reinsurers and estimated premium taxes;
  3.
  addition of the present value of future FP net interest margin ("PV future NIM");
  4.
  subtraction of the deferred costs of acquiring policies;
  5.
  elimination of fair-value adjustments for investment-grade insured derivatives;
  6.
  elimination of the fair-value adjustments for economic hedges;
  7.
  elimination of unrealized gains or losses on investments; and
  8.
  International Financial Reporting Standards ("IFRS") adjustments.

        Management considers ABV an operating measure of the Company's intrinsic value. Book value includes an estimate of loss for all insured risks made at the time of contract origination. ABV adds back certain GAAP liabilities and deducts certain GAAP assets (adjustments 1, 4, 5, 6 and 7 in the calculation above), and also captures the estimated value of future contractual cash flows related to transactions in force as of the balance sheet date (adjustments 2 and 3 in the calculation above) because installment payment contracts, whether in the form of future premiums or future NIM, are generally non-cancelable and represent a claim to future cash flows. Beginning in 2006, ABV also reflects certain IFRS adjustments in order to better align the interests of employees with the interests of Dexia S.A., the Company's principal shareholder, whose accounts are maintained under IFRS. An investor attempting to evaluate the Company using GAAP measures alone would not have the benefit of this information. In addition, investors may consider the growth of ABV to be a performance measure indicating the degree to which management has succeeded in building a reliable source of future earnings. Certain of the Company's compensation formulas are based, in part, on the ABV growth rate or ABV growth rate before IFRS adjustments.

        Limitations of the ABV metric include that it reflects the accelerated realization of certain assets and liabilities through equity and its reliance on an estimate of the amount and timing of receipt of installment premiums and future net interest margin. Actual installment premium receipts could vary from the amount estimated due to differences between actual and estimated insured debt balances outstanding and foreign exchange rate fluctuations. Actual net interest margin results could vary from the amount estimated based on sales of investments prior to maturity and variances in the actual timing and amount of repayment associated with flexible-draw GICs that the Company issues. ABV excludes the fair-value adjustments for investment-grade insured derivatives and the effective portion of fair-value adjustments for derivatives that hedge interest rate risk but do not qualify for hedge accounting under SFAS 133.

        Adjustments 1, 2 and 3 above represent the sum of cumulative years' reported PV premiums originated and PV NIM originated, less what has been earned or adjusted due to changes in estimates as described above. PV of future net interest margin is adjusted for management's estimate of transaction and hedging related costs. In the first quarter of 2007, based on recent experience, management reduced its estimate of the adverse effect of such costs. Such change in estimates resulted in an increase to ABV of approximately $24.0 million at September 30, 2007. Adjustments 1 and 2 in the calculation of ABV represent unearned premiums that have been collected and the Company's best estimate of the present value of its future premium installments (comprising current- and prior-period originations that have not yet been earned). Debt schedules related to installment transactions can change from time to time. Critical assumptions underlying adjustment 2 are discussed above under "—New Business Production—Financial Guaranty Insurance Originations."

        As discussed above under "—New Business Production—Financial Products Originations," the Company calculates PV NIM originated because net interest income and net interest expense reflected in the consolidated statements of operations and comprehensive income are limited to current-period earnings. The Company's future positive interest rate spread from outstanding FP Segment business (adjustment 3) can be estimated and generally relates to contracts or security instruments that extend for multiple years. Management therefore includes it in ABV as another element of intrinsic value not found in GAAP book value.

        Adjustment 4 reflects the realization of costs deferred and associated with premium origination.

        Through adjustments 5 and 6, the effect of certain items excluded from operating earnings is also excluded from ABV. As explained in the preceding discussion of operating earnings, management expects the financial impact of the insured derivative fair-value adjustments, reflected in adjustment 5, to sum to zero over the finite terms of the related exposures. Derivatives reflected in adjustment 6 reduce, on an economic basis, the interest rate risk of fixed rate assets and liabilities held in the FP Segment, which includes the FSA Global portfolio, although they do not meet SFAS 133 hedge-accounting requirements. The Company uses such derivatives to hedge against interest rate volatility, rather than to speculate on the direction of interest rates. The intent of management is to hold the derivatives to expected maturity along with the related hedged fixed-rate assets or liabilities. In addition, through adjustment 7, ABV excludes the effect of fair-value adjustments made to investments and reflected in other comprehensive income. As the objective is to optimize long-term stable earnings, management generally seeks to minimize turnover and therefore any unrealized investment gain or loss is subtracted from book value to exclude it from the ABV metric. In the event that an investment is liquidated prior to its maturity, any related gain or loss is reflected in both earnings and ABV without further adjustment. Adjustment 8 reflects IFRS accounting treatment of items for which GAAP and IFRS treatments differ. These accounting differences relate primarily to foreign exchange gains or losses, contingencies and fair-value adjustments.

        Shareholders' equity ("book value") was $2.3 billion and ABV was $4.4 billion at September 30, 2007. During the twelve-month period ended September 30, 2007 after taking dividends into account, ABV grew 18.2%. The ABV growth rate would have been 17.5% without the first quarter 2007 change in the estimate of transaction and hedging costs.

        The following table reconciles book value to non-GAAP ABV:

Reconciliation of Book Value to Non-GAAP Adjusted Book Value

	September 30, 2007	December 31, 2006
	(in millions)
Shareholders' equity (U.S. GAAP)	$2,312.5	$2,722.3
After-tax adjustments:
Plus net unearned premium revenues	1,115.8	1,071.4
Plus PV future net installment premiums and PV future NIM	828.0	627.2
Less net deferred acquisition costs	224.7	221.4
Less fair-value adjustments for insured derivatives	(171.1)	58.0
Less fair-value of economic hedges	33.4	72.6
Less unrealized gains on investments	(184.9)	154.9

Subtotal	4,354.2	3,914.0
IFRS adjustments	8.0	4.8

Adjusted book value	$4,362.2	$3,918.8

Net Investment Income and Realized Gains

        Third-quarter net investment income increased to $60.5 million from $55.4 million a year ago. For the first nine months, net investment income increased to $176.3 million from $161.7 million in last year's comparable period. The increases primarily reflect higher invested balances in the Company's general investment portfolio, which consists of the investment portfolios maintained by the Company's insurance company subsidiaries and directly by the Company itself. The Company's effective tax rate on investment income (excluding the effects of realized gains and losses, the FP Segment and assets acquired in refinancing transactions) was 12.4% year to date, versus 12.0% for last year's comparable period.

Other Income

        Other income includes income related to the Company's deferred compensation plans (the "DCPs") and supplemental executive retirement plans (the "SERPs"), which are based on changes in fair value of investments and are perfectly offset by amounts in other operating expenses. These amounts were an expense of $1.9 million and income of $4.3 million for the third quarter of 2007 and 2006, respectively, and income of $7.5 million and $4.0 million for the first nine months of 2007 and 2006, respectively. Excluding such amounts, other income increased 76.2% for the quarter and 47.5% for the first nine months, primarily due to higher foreign exchange gains realized in 2007.

Losses and Loss Adjustment Expenses

        The Company recorded losses and loss adjustment expenses incurred of $10.0 million for the third quarter of 2007 and $5.2 million for the third quarter of 2006. Year to date, losses and loss adjustment expenses totaled $19.1 million for the first nine months of 2007 and $16.3 million for the first nine months of 2006. The increases are driven primarily by increased origination volume, including a large increase in international public infrastructure transactions, which are generally assigned higher reserves. Adjustments to reserves represent management's estimate of the amount required to cover the present value of the net cost of claims, based on statistical provisions for new originations.

Reconciliation of Net Losses and Loss Adjustment Expenses

	Non- Specific	Case	Total
	(in millions)
December 31, 2006	$137.8	$53.0	$190.8
Incurred	19.1	—	19.1
Transfers	(3.8)	3.8	—
Payments	—	(3.3)	(3.3)

September 30, 2007 balance	$153.1	$53.5	$206.6

        During the third quarter of 2007, a net amount of $2.7 million was transferred from the non-specific reserve to case reserves. Transfers between non-specific and case reserves represent a reallocation of existing loss reserves and have no impact on earnings.

        The gross and net par amounts outstanding on transactions with case reserves were $252.3 million and $188.5 million, respectively, at September 30, 2007. The net case reserves consisted primarily of four CDO risks and two municipal risks, which collectively accounted for approximately 95.4% of total net case reserves. The remaining three case reserve exposures were in non-municipal sectors.

        FSA records a non-specific reserve to reflect the credit risks inherent in its portfolio. The non-specific reserve together with case basis reserves represent the Company's estimate of total loss liability. The Company believes that its total loss liability is adequate given the current information.

        Since case and non-specific reserves are based on estimates, there can be no assurance that the ultimate liabilities will not differ from such estimates. The Company will continue, on an ongoing basis, to monitor these reserves and may periodically adjust such reserves, upward or downward, based on the Company's revised estimated loss, actual loss experience, its mix of business and economic conditions.

        Management is aware that there are differences regarding the method of defining and measuring both case reserves and non-specific reserves among participants in the financial guaranty industry. Other financial guarantors may establish case reserves only after a default and use different techniques to estimate probable loss. Other financial guarantors may establish the equivalent of non-specific reserves, but refer to these reserves by various terms, such as, but not limited to, "unallocated losses," "active credit reserves" and "portfolio reserves," or may use different statistical techniques from those used by the Company to determine loss at a given point in time. On April 18, 2007, the FASB issued an Exposure Draft entitled "Accounting for Financial Guarantee Insurance Contracts," an interpretation of SFAS 60, "Accounting and Reporting by Insurance Enterprises" (the "Exposure Draft"). The Exposure Draft addresses premium revenue and claim liabilities recognition, as well as related disclosures. The final statement is expected to be issued in the first quarter of 2008. Until final guidance is issued by the FASB the Company will continue to apply its existing policies with respect to the establishment of both case basis and non-specific loss reserves and the recognition of premium revenue.

Interest Expense

        Interest expense increased 71.7% to $11.6 million for the three months ended September 30, 2007 and 71.7% to $34.8 million for the nine months ended September 30, 2007. The increase was due to the issuance of $300 million par value hybrid debt in the fourth quarter of 2006.

Amortization of Deferred Acquisition Cost and Other Operating Expense

        The table below shows the amortization of deferred acquisition costs and other operating expenses, with and without the DCP and SERP plans.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
	(in millions)
Other operating expense and amortization of deferred acquisition costs	$47.1	$41.9	$150.1	$123.8
Other operating expense and amortization of deferred acquisition costs, excluding DCPs and SERPs	49.0	37.6	142.6	119.8

        Excluding DCP and SERP plans, other operating expenses and amortization of acquisition costs increased by $11.4 million, or 30.3%, for the third quarter of 2007. For the first nine months, such expenses increased by $22.8 million, or 19.0%. The increases relate primarily to higher compensation expenses and a lower deferral rate.

Financial Products Spread Portfolio Net Interest Margin

        FP Segment NIM was $17.7 million for the third quarter of 2007 and $68.1 million for the first nine months, compared with last year's results of $18.6 million for the third quarter and $55.3 million for the first nine months. The decrease in the third quarter reflects primarily the write-down of positions the Company determined to be other-than-temporarily impaired of $11.1 million, partially offset by realized gains and growth in the GIC book of business. FP Segment NIM is a non-GAAP measure defined as the net interest margin from the financial products segment excluding fair-value adjustments for economic hedges.

        NIM shown in accordance with classifications required under GAAP on the consolidated statements of operations and comprehensive income ("Total NIM") is calculated as net interest income from the FP Segment, plus FP net realized gains (losses), less net interest expense from the FP Segment. Total NIM is not representative of the economic spread on the FP Segment business primarily because: (1) the mark-to-market of the derivatives that are not in a qualifying hedge relationship is recorded in current income without an offsetting mark-to-market on the hedged item, and (2) the classification of those marks in realized and unrealized gain (loss) on derivative instruments, as opposed to net interest income or expense where the results of the hedged items are reflected.

        The table below reconciles Total NIM with FP Segment NIM and FP spread portfolio NIM:

Reconciliation of Total NIM to Non-GAAP FP Spread Portfolio NIM

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
	(in millions)
Total NIM	$38.7	$22.9	$68.2	$70.1
Realized interest income from and ineffectiveness on economic hedges	(24.7)	(9.9)	(12.1)	(31.0)
Intersegment income related to refinanced transactions	3.7	5.6	12.0	16.2

FP Segment NIM	17.7	18.6	68.1	55.3
Less: VIE NIM(1)	1.2	0.9	3.2	2.8

FP spread portfolio NIM	$16.5	$17.7	$64.9	$52.5

(1)
VIE NIM represents the impact of consolidation of the VIEs on Total NIM.

        Net realized interest income and expense associated with derivatives in hedging relationships that do not qualify for hedge accounting are recorded in realized and unrealized gains and losses on derivative instruments and are added to Total NIM to calculate FP Segment NIM and FP spread portfolio NIM. Ineffectiveness related to derivatives that do not qualify for hedge accounting is also added back to calculate FP Segment NIM and FP spread portfolio NIM. Ineffectiveness is the difference between the unrealized gains and losses on derivatives and the unrealized gains and losses on hedged items.

        Realized and unrealized gains and losses on derivatives that do qualify for hedge accounting are classified in the consolidated statements of operations and comprehensive income with the underlying item being hedged.

        Intersegment income relates primarily to intercompany notes held in the FP Segment Investment Portfolio. In connection with the Company's refinancing transactions, FSA obtains funds from the FP Segment to fund claim payments, creating an interest bearing intercompany note. This intercompany note is included in the assets of the FP Segment, with the related net interest income added to FP Segment NIM, but is eliminated from the consolidated Total NIM.

        VIE and FP net interest income are combined on the consolidated statements of operations and comprehensive income, as are VIE and FP net interest expense. VIE NIM pertains to the net interest margin derived from transactions executed by FSA Global and Premier. The VIE NIM relates to a passively managed portfolio, while the growing GIC portfolio is actively managed. Accordingly, the VIE NIM is shown separately from the FP spread portfolio NIM.

Net Realized and Unrealized Gains (Losses) on Derivative Instruments

        The components of net realized and unrealized gains (losses) on derivative instruments are shown in the table below:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
	(in millions)
Insured derivatives	$(293.7)	$(1.5)	$(352.5)	$24.5
FP Segment derivatives	(44.1)	(29.1)	(11.9)	76.9
Other	0.2	0.4	0.6	1.0

Net realized and unrealized gains (losses) on derivative instruments	$(337.6)	$(30.2)	$(363.8)	$102.4

  Insured Derivatives

        The Company's insured portfolio includes contracts accounted for as derivatives, namely, FSA-insured CDS, insured interest rate swaps ("IR swaps") entered into in connection with the issuance of certain public finance obligations and insured NIM securitizations issued in connection with certain mortgage-backed security ("MBS") financings. The Company considers all such agreements to be a normal extension of its financial guaranty insurance business but, for accounting purposes, these contracts are deemed to be derivative instruments and therefore must be recorded at fair value, with changes in fair value recorded in the consolidated statements of operations and comprehensive income.

        The table below shows the changes in the fair value of insured derivatives recorded in net realized and unrealized gains (losses) on derivative instruments in the consolidated statements of operations and comprehensive income. Management expects that these transactions will not be subject to a market value termination for which the Company would be liable. Management does not expect that changes in fair value of these highly rated swap guarantees are an indication of any material deterioration in the underlying credit quality of the Company's insured CDS portfolio or of any potential claims under the Company's financial guarantees. Absent any material credit deterioration on these contracts prior to their maturity, management expects that the current net loss will reverse over time.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
	(in millions)
Insured derivatives:
Insured CDS	$(291.1)	$(1.5)	$(348.2)	$24.4
Other(1)(2)	(2.6)	—	(4.3)	0.1

Total	$(293.7)	$(1.5)	$(352.5)	$24.5

(1)
Includes NIM securitization and insured IR swaps.

(2)
As of January 1, 2007, the Company implemented SFAS 155, which resulted in a mark-to-market loss of $1.5 million and $2.9 million related to insured NIM securitizations for the three and nine months ended September 30, 2007, respectively. The change in fair value was a function of the market's adverse perception of mortgage-backed products.

        Insured Credit Default Swaps:    The Company provides credit protection through financial guarantees of CDS contracts, because some buyers of credit protection prefer the CDS form of execution. The terms of the Company's guaranteed or "insured" CDS contracts are modified from standard CDS contract forms approved by the International Swaps and Derivatives Association, Inc. ("ISDA") in order to substantially replicate the terms of an insurance policy as the underlying nature of the risks insured through an insured CDS contract and a financial guaranty contract are similar.

        The Company primarily enters into two basic types of insured CDS contracts. One type references a static pool of underlying corporate obligations ("Corporate Pooled CDS") and the other type references existing structured finance securities, primarily CDOs and collateralized loan obligations ("CLOs"), or infrastructure finance transactions, including obligations insured by another financial guaranty insurer. In both cases, exposures insured by the Company generally have an attachment point (the minimum level of losses in a portfolio to which a tranche is exposed, usually expressed as a percentage of the total notional size of the portfolio) which is determined by the Company and the rating agencies to be at or above a Triple-A credit rating, or may have such rating due to credit enhancement provided by another financial guaranty insurer.

        The tables below show the changes in fair value of the Company's insured CDS portfolio during the three months and nine months ended September 30, 2007 and 2006 and the fair value at September 30, 2007.

        The losses in the third quarter of 2007 resulted from an unusual and severe widening of credit spreads during the quarter. Insured CDS contracts written during the third quarter contributed to the decline in fair value of the insured CDS portfolio to the extent that these contracts were executed at market rates based on credit spreads that widened after their execution, resulting in a loss on those contracts.

		Change in Fair Value
	Fair Value as of September 30, 2007	Three Months Ended September 30, 2007	Three Months Ended September 30, 2006	Nine Months Ended September 30, 2007	Nine Months Ended September 30, 2006
	(in millions)
Corporate Pooled CDS:
Investment grade	$(17.2)	$(49.1)	$1.8	$(65.3)	$19.7
High yield	(55.9)	(29.8)	(2.5)	(66.9)	5.3

Total Corporate Pooled CDS	(73.1)	(78.9)	(0.7)	(132.2)	25.0
Funded CLOs and CDOs	(173.5)	(192.8)	(1.0)	(196.1)	(0.9)
Other structured obligations	(13.1)	(19.4)	0.2	(19.9)	0.3

Total	$(259.7)	$(291.1)	$(1.5)	$(348.2)	$24.4

        Despite the structural protections associated with the Company's Corporate Pooled CDS, the significant widening of credit spreads on Corporate Pooled CDS, as with other structured credit products, during July and August, when the widest spreads were seen, resulted in a decline in fair value of these contracts. At September 30, 2007, spreads had tightened somewhat, but remained significantly wider than observed at the end of June. In the case of domestic and European CLOs, funding costs were at their widest levels during the third quarter. As a result, Triple-A CLO spreads to LIBOR widened in the third quarter and resulted in the significant adverse mark reflected in the CDS fair value results. Since September 30, 2007, credit spreads have widened further. Unless credit spreads revert back to their September 30, 2007 levels, the Company could record additional mark to market losses in the fourth quarter of 2007 and subsequent quarters, although the ultimate amount of such losses depends on future market developments.

        The table below summarizes the credit rating, net par outstanding, and the remaining average lives for the primary components of the Company's insured CDS portfolio as of September 30, 2007 and December 31, 2006.

	Triple-A*(1)	Triple-A	Double-A	Other Investment Grades(2)	Net Par Outstanding	Remaining Average Life
	($ in billions)					(in years)
September 30, 2007
Corporate Pooled CDS:
Investment grade	91.6%	0.4%	8.0%	—%	$22.6	4.3
Non-investment grade high yield	94.1	—	5.9	—	13.8	4.3
Funded CDOs and CLOs	29.1	70.9	—	—	30.9	3.7
Other structured obligations(3)	59.7	35.9	2.4	2.0	12.7	2.2

Total	62.8	33.2	3.7	0.3	$80.0	3.6

December 31, 2006
Corporate Pooled CDS:
Investment grade	89.1%	0.7%	9.7%	0.5%	$23.4	3.1
Non-investment grade high yield	91.0	1.0	8.0	—	11.3	2.9
Funded CDOs and CLOs	16.8	82.3	0.2	0.7	24.0	3.9
Other structured obligations(3)	65.5	32.1	—	2.4	16.0	2.4

Total	61.1	33.7	4.3	0.9	$74.7	3.1

(1)
Triple-A*, also referred to as "Super Triple-A," is defined as at least 1.3 times the Triple-A standard of credit protection.

(2)
Various investment grades between "AA" and "A."

(3)
Primary infrastructure obligations and MBS.

•
Corporate Pooled CDS:    The Company's Corporate Pooled CDS contracts typically cover a pool of reference obligations, such as bonds, bank loans or single name CDS subject to a material deductible. As the table above indicates, the majority of the risks insured benefit from protection provided to the senior tranches, and are rated Triple-A or higher ("Super Triple-A") credit quality without the benefit of FSA's insurance. The majority are static pools, i.e., pools that are not "managed" in that reference obligations cannot be added or substituted. The Company's portfolio of Corporate Pooled CDS contracts is segregated into investment and non-investment grade (or "high yield") groups. Typically a higher attachment point is required to achieve a Super Triple-A level of subordination for a pool of non-investment grade credits than is required for a pool of investment grade credits.

•
Funded CDOs and CLOs:    The Company's insured CDS contracts referencing CDOs and CLOs provide credit protection on the senior tranches of funded collateralized structures. CDOs and CLOs are securities backed or collateralized by a diversified pool of corporate bonds or loans, respectively. The senior tranches are typically rated Triple-A and would only suffer a loss if the deterioration of the underlying assets exceeds the collateral protection provided by the subordinated debt tranches and equity.

•
CDS of Other Structured Obligations:    Many of the Company's insured CDS contracts involving other structured finance obligations reference securities insured by other monoline insurers. The insured CDS contracts that reference other MBS obligations include exposure to both domestic and European mortgage-backed securities.

        Valuation:    Many of the Company's insured CDS contracts are considered derivative instruments for accounting purposes and are therefore required to be recorded at fair value with changes in fair value recorded in the consolidated statements of operations and comprehensive income. Fair value is defined as the price at which an asset or a liability could be bought or sold in a current transaction between willing parties. Fair value is determined based on quoted market prices, if available. If quoted market prices are not available, as is the case with most of the Company's insured CDS contracts because these contracts are not traded, then the determination of fair value is based on internally developed estimates that employ credit-spread algorithms. These algorithms are unique to each insured CDS category and utilize various publicly available indices, depending on the types of assets referenced by the insured CDS contract and the contract's tenor. Management applies judgment when developing these estimates and considers factors such as current prices charged for similar agreements, performance of underlying assets, changes in internal credit assessments or rating agency-based shadow ratings, and, for its insured obligations, the level at which the deductible has been set. Estimates generated from the Company's valuation process may differ materially from values that may be realized in market transactions. Below is a description of the market pricing information that the Company utilizes in determining the fair value for significant categories of its insured CDS portfolio.

  •
  Corporate Pooled CDS:    There is no observable exchange trading of Corporate Pooled CDSs. Such securities consist of unique pools of CDSs and therefore the Company has to value the securities using internal methods. In the absence of observable prices for Corporate Pooled CDS, the Company uses published third-party indexes, principally Dow Jones CDX for domestic corporate CDS and International Index Company's iTraxx index for European corporate CDS, as inputs to its pricing model. Each such index has individual tranches that the Company may utilize as inputs. Such tranches do not represent perfect pricing references, but are the only relevant market-based information available for this type of securitized instrument. The recent market volatility in the index tranches has had a significant impact on the estimated fair value of the Company's portfolio of Corporate Pooled CDS.

    The Company's valuation process for Corporate Pooled CDS contracts involves stratifying the portfolio by remaining term to maturity, consistent with the reference indexes. Within each tranche, the Company's typical attachment points for individual CDS contracts are used to derive the appropriate value, which is then validated by comparing it with relevant recent market transactions, if available.

    In order to estimate the weighted average market price of an investment grade Corporate Pooled CDS contract, the Company utilizes the market prices of the quoted tranches of the published CDX North America IG Index when available; if such market price is not available, the Company will utilize average market prices obtained from dealers. In order to estimate the weighted average market price for high yield Corporate Pooled CDS contracts, the Company obtains dealer prices for the most senior quoted three-year and five-year tranches of the CDX North America High Yield Index and then applies a factor to the quoted prices. The factor depends on the term to maturity of the Company's contract and is intended to calibrate the published index price to the Company's Corporate Pooled CDS contract, which is comprised of higher credit quality reference entities than the securities reflected in the published indexes.

  •
  CDS of Funded CDOs and CLOs:    As with Corporate Pooled CDS, there is no observable exchange trading of CDS of funded CDOs and CLOs. The Company estimates the market price with reference to the all-in LIBOR spread in the current published JP Morgan's USD-CLO AAA Spread to LIBOR index, which includes a credit and funding component. Depending on the absolute value of the LIBOR spread, the Company may also apply a factor to the spread as a means of estimating the credit enhancement component.

  •
  Other Structured Obligations:    The Company determines fair value of insured CDS of funded European MBS with reference to the recent auction prices of KfW Bankengruppe, the German development bank, when available. For CDS for which observable market value information is not available, management applies its best judgment to estimate the appropriate current fair value.

        Economic Impact:    The Company receives a premium in return for its obligation to make payment in the event of an actual insured loss (default or non-payment by the obligor), which is recorded in the statements of operations and comprehensive income as earned premium over the life of the insured CDS contract. As described, the Company is also required to record changes in the fair value of its insured CDS in the statements of operations and comprehensive income. The fair value of an insured CDS contract, however, incorporates all the remaining future premiums to be received over the life of an insured CDS contract (discounted to a present value), multiplied by the ratio of the current replacement premium (what a buyer or seller would pay for a similar contract based on current market conditions) to the contractual premium. As the fair value of an insured CDS contract incorporates all the remaining future premium payments to be received over the life of an insured CDS contract, the fair value of that contract will change in part solely from the passage of time as premiums are received.

        The Company believes that fair value is potentially misleading unless one understands that the Company's typical insured CDS contract is different from a CDS contract issued by a non-financial guarantor in that (a) insured CDS contracts are neither held for trading purposes nor used as hedging instruments, (b) financial guarantors are not entitled to terminate insured CDS and realize a profit on a position that is "in the money," nor is a counterparty to an insured CDS contract able to force a financial guarantor to terminate an insured CDS that is "out of the money," and (c) the liquidity risk present in most non-insured CDS contracts is not present in most insured CDS contracts, since the terms of the insured CDS contract are designed to replicate the payment provisions of financial guaranty contracts in that (i) losses, if any, are generally paid over time, and (ii) the insurer is not required to post collateral to secure its obligation under the insured CDS contract.

        As an extension of the Company's financial guaranty business, the Company intends to hold each of these contracts to its maturity; however, because they are required to be recorded at fair value, fluctuations in their fair values are reflected in the statements of operations and comprehensive income. Absent any claims under the Company's guaranty, any "losses" recorded in marking a guaranty to fair value will be reversed by an equivalent "gain" at or prior to the expiration of the guaranty, and any "gain" recorded will be reversed by an equal "loss" over the remaining life of the transaction, with the cumulative changes in the fair value of the CDS summing to zero by the time of each contract's maturity.

  FP and VIE Derivatives

        The Company enters into derivative contracts to manage interest rate and foreign currency exposure in its FP Segment Investment Portfolio and FP Segment debt. All gains and losses from changes in the fair value of derivatives are recognized immediately in the Company's consolidated statements of operations and comprehensive income. These derivatives generally include interest rate and currency swap agreements, which are primarily utilized to convert fixed-rate debt and investments into U.S. dollar floating-rate debt and investments. Hedge accounting is applied to fair-value hedges provided certain criteria are met.

        In order for a derivative to qualify for hedge accounting, it must be highly effective at reducing the risk associated with the exposure being hedged. An effective hedge is defined as one whose periodic fair value change is 80% to 125% correlated with the fair value of the hedged item. The difference between a perfect hedge (i.e., the change in fair value of the hedge and hedged item offset one another so that there is zero effect on the statements of operations and comprehensive income, referred to as being 100% correlated) and the actual correlation within the 80% to 125% effectiveness range is the ineffective portion of the hedge. A failed hedge is one whose correlation falls outside of the 80% to 125% effectiveness range.

Income from Assets Acquired in Refinancing Transactions

        Income from assets acquired in refinancing transactions, excluding realized gains and losses, was $5.2 million and $16.5 million for the three and nine month periods ended September 30, 2007 and $5.6 million and $18.7 million for the three and nine month periods ended September 30, 2006. The decrease relates primarily to lower investment balances as assets in this portfolio run off or are sold. In the first nine months of 2007, realized gains on sales of assets acquired in refinancing transactions were $1.4 million compared to $9.8 million in the first nine months of 2006.

Taxes

        For the first nine months of 2007 and 2006, the Company's effective tax rates excluding minority interest, were negative 219.2% and 30.0%, respectively. The 2007 and 2006 rates differ from the statutory rate of 35% primarily due to tax-exempt interest income. The current year effective tax rate reflects the higher ratio of tax-exempt interest income to year to date pre-tax income, which was caused by mark-to-market losses recorded in income. For a discussion of the mark-to-market losses, see "—Net Realized and Unrealized Gains (Losses) on Derivative Instruments."

        The Company adopted FIN 48 as of January 1, 2007. FIN 48 clarifies the accounting for uncertainty in income taxes in an entity's financial statements pursuant to FASB Statement No. 109, "Accounting for Income Taxes" and provides thresholds for recognizing and measuring benefits of a tax position taken or expected to be taken in a tax return. Consequently, the Company recognizes tax benefits only on tax positions where it is "more likely than not" to prevail. There was no impact on the Company's financial statements from adopting FIN 48. See Note 7 to the Consolidated Financial Statements in Item 1.

Other Comprehensive Income (Loss)

        The Company carries debt securities designated as "available-for-sale" on its balance sheet at fair value in accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities." The Company records the difference between the book value and fair value of these securities (the "unrealized gains and losses") net of deferred tax, as a component of accumulated other comprehensive income ("AOCI").

        The primary source of the Company's unrealized losses recorded in other comprehensive income during the third quarter of 2007 has been the FP Investment Portfolio, where unrealized losses of $448 million resulted from the general increase of credit spreads and liquidity premium in the mortgage and asset-backed securities (collectively referred to as "ABS") markets. The FP Investment Portfolio is broadly comprised of cash equivalents, non-agency residential mortgage-backed securities ("RMBS"), securities issued or guaranteed by U.S. sponsored agencies, taxable municipal bonds, securities issued by utilities, infrastructure-related securities, CDOs, and other asset-backed securities. See Note 3 to the Consolidated Financial Statements in Item 1.

        The table below shows the unrealized gains and losses for all the securities in the portfolio designated as available-for-sale as of September 30, 2007 and December 31, 2006.

	September 30, 2007			December 31, 2006
	Amortized Cost	Unrealized Gains (Losses)	Fair Value	Amortized Cost	Unrealized Gains (Losses)	Fair Value
	(in millions)
Unrealized gains and losses on available-for-sale bonds:
Mortgage-backed securities:
Non-agency U.S. RMBS	$13,329	$(421)	$12,908	$10,988	$23	$11,011
Agency RMBS(1)	1,105	3	1,108	1,010	3	1,013
U.S Municipal bonds	554	(3)	551	756	8	764
Corporate	521	6	527	468	11	479
Asset backed and other securities:
Collateralized bond obligations, CDO, CLO	478	(13)	465	359	1	360
Other (primarily asset backed)	1,560	(20)	1,540	1,983	20	2,003

Total	$17,547	$(448)	$17,099	$15,564	$66	$15,630

(1)
Includes RMBS or ABS issued or guaranteed by U.S. sponsored agencies (including but not limited to Fannie Mae or Freddie Mac).

        Non-agency RMBS comprise the majority of the FP Investment Portfolio and include securities backed by pools of the following types of mortgage loans: home equity loans to non-prime borrowers, commonly referred to as "subprime" loans, alternative A loans, option adjustable rate mortgage loans ("Option ARMs"), closed-end second lien mortgages, HELOCs, NIM securitizations and prime loans. The table below shows the composition of the non-agency RMBS portfolio by credit rating, weighted average life, and the related unrealized gains and losses included in AOCI as of September 30, 2007.

	Triple-A	Double-A(1)	Single-A(2)	Non- Investment Grade(3)	Weighted Average Life	Amortized Cost	Unrealized Gains (Losses)	Fair Value	% of Portfolio(4)
	($ in millions)
Mortgage-backed security type:
Subprime	93.0%	6.0%	1.0%	—%	2.4	$8,227.7	$(278.8)	$7,948.9	62.0%
Alternative-A	99.0	1.0	—	—	3.0	3,037.2	(79.4)	2,957.8	23.0
Option ARMs	100.0	—	—	—	1.6	955.1	(15.5)	939.6	7.0
Closed-end second liens	96.0	4.0	—	—	1.5	227.2	(7.0)	220.2	2.0
HELOCs	100.0	—	—	—	1.7	331.0	(5.2)	325.8	2.0
NIM securitizations	9.0	88.0	2.0	1.0	0.9	383.8	(32.2)	351.6	3.0
Prime	100.0	—	—	—	4.1	167.0	(2.7)	164.3	1.0

Total						$13,329.0	$(420.8)	$12,908.2	100.0%

(1)
Includes Double-A+, Double-A and Double-A-.

(2)
Includes A+, A and A-.

(3)
Ratings below Triple-B-.

(4)
Based on weighted-average amortized cost.

  Risks Inherent in the FP Investment Portfolio

        All investments in bonds are subject to credit, interest rate and liquidity risks. The following is a description of the risks to which the Company's FP Investment Portfolio is subject, and the Company's strategies to mitigate these risks.

        Interest Rate Risk:    The Company's objective for its FP business is to generate net interest margin through borrowing funds at attractive rates in the municipal GIC and other markets and investing the proceeds in obligations satisfying the Company's underwriting criteria. Accordingly, the Company's GICs are issued at or are converted into LIBOR-based floating rate obligations, with proceeds invested in or converted into LIBOR-based floating rate investments intended to result in profits from a higher investment rate than the borrowing rate. This investment and funding strategy minimizes the Company's exposure to interest rate changes.

        Liquidity Risk:    To minimize the refinancing risk in the FP Investment Portfolio, the bonds in the portfolio have shorter weighted average lives than the related funding obligations. While this investment strategy poses a degree of reinvestment risk, the Company believes it minimizes liquidity risk. The Company regularly evaluates the liquidity adequacy of the portfolio to ensure that even under various stress conditions, such as a decrease in current expected prepayment rates that would result in the lengthening of the weighted average life of the investments, the portfolio would still have adequate liquidity to pay the debt service on its funding obligations as they become due without the need to either borrow additional funds or liquidate assets. For a more detailed discussion of liquidity risks, see "Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources."

        Credit Risk:    Credit spread is measured as the difference between the yield on a non-U.S. government corporate bond and on a U.S. government bond of comparable term to maturity. Market perception of these risks had an adverse effect on the fair value of these securities during the third quarter of 2007. The Company believes that the declines in fair value of the Company's FP Investment Portfolio are unrelated to security-specific credit deterioration. The Company's monitoring of the FP Investment Portfolio utilizes both proprietary and third-party models and analyses, focusing on the underlying collateral of the ABS and the cash flows generated by the ABS to determine whether a security's performance is consistent with its credit rating.

        Operational Risk:    Operational risk refers to a range of possible failures that may occur that are not directly associated with interest rate, credit, or liquidity risk and relates to the potential for loss created by a breakdown in information, communication or settlement systems. The Company mitigates operational risk by maintaining and testing critical systems (and their system backup) and performing ongoing control procedures to monitor transactions and positions, maintain documentation, confirm transactions and ensure compliance with regulations.

        Other-than-Temporary Impairment:    The Company's portfolios are regularly evaluated for impairment, with any impairment determined to be "other than temporary" reflected in realized capital gains and losses in the Company's consolidated statements of operations and comprehensive income. Included in realized capital gains and losses for the three months and nine months ended September 30, 2007 is an after-tax loss of $7.2 million for other than temporary declines in fair value of securities of the FP Investment Portfolio.

HELOC and U.S. Subprime Mortgage Loan Exposure in the Insured Portfolio

        As of September 30, 2007, FSA insured $4.8 billion in net par outstanding of senior tranches of RMBS backed by U.S. subprime residential mortgage loans. This represented 1.2% of total outstanding net par insured. Over the last several months, there has been considerable stress in the subprime mortgage loan market, particularly related to mortgage loans originated in 2005, 2006 and 2007. Of the $4.8 billion, $3.1 billion relates to securities insured in 2005, 2006 and 2007. All of these securities are internally rated Triple-A without the benefit of FSA's insurance policy.

        FSA also insures NIMs backed by excess cash flow from subprime RMBS, with most of the cash flow necessary to pay off the NIMS usually produced during the first 12 to 24 months of the term of the RMBS. As of September 30, 2007, FSA insured $329 million net par outstanding (after reinsurance) of NIMs, all of which was rated Triple-B or above, and $161 million of which benefits from first loss protection from double-A rated insurance companies. NIMs typically pay down quickly, with expected average lives at issuance of well under a year, and therefore $307 million of the $329 million relates to subprime RMBS issued in 2005, 2006 or 2007.

        As of September 30, 2007, the Company did not have a case reserve recorded for any home equity line of credit ("HELOC") transactions; however, as of November 14, 2007, the Company had net claims during the fourth quarter of 2007 of approximately $29.5 million on insured HELOCs, which together with the $2.0 million in net claims paid in the third quarter of 2007 brings the aggregate net claims through November 14, 2007 to approximately $31.5 million. The five HELOC transactions on which claims were made had an aggregate net par outstanding at October 31, 2007 of $3.1 billion. Credit support for the HELOC transactions is primarily provided by excess spread (usually targeted at 400 basis points of par outstanding). Generally, once the over-collateralization is exhausted, the Company will pay a claim if losses in a period exceed excess spread for the period, and to the extent excess spread exceeds losses, the Company is reimbursed for any losses paid to date. In mortgage transactions, loss rates are typically higher early in the life of a transaction and thereafter decline. Based on the latest information available to the Company, various loss scenarios were developed with a wide range of possible outcomes. The Company currently believes it will recover all claim payments and has therefore established no case reserve for these transactions. The Company will continue to monitor the performance of these transactions and recalculate loss scenarios for any changes in market conditions or changes in the performance of the specific transactions.

        Management currently believes that it is likely that the current high delinquency and charge-off rates will continue for some time and then return to more normal rates, in which event, FSA would recover all of its claims. If, however, the defaults continue at recent rates through the maturity of these transactions, the Company estimates that in such a scenario the Company's claims will not be repaid and the present value of ensuing net losses would total $125 million.

Liquidity and Capital Resources

        The Company's consolidated invested assets and cash at September 30, 2007, net of unsettled security transactions, were $23,483 million, compared with the December 31, 2006 balance of $21,261.4 million. These balances include the fair value adjustments of the Company's various investment portfolios, which had an aggregate pre-tax unrealized loss position of $302.9 million at September 30, 2007 and $243.1 million unrealized gain position at December 31, 2006. These balances exclude assets in the VIE Investment Portfolio and assets acquired under refinancing transactions that management believes are beyond the reach of the Company and its creditors.

        Cash from operations was a net inflow of $154.7 million for the nine-month period ended September 30, 2007, compared to an inflow of $443.5 million for the nine month period ended September 30, 2006. The decrease in cash flows from operations was primarily attributable to the treatment of trading portfolio asset purchases.

        At September 30, 2007, Financial Security Assurance Holdings Ltd. (as a separate holding company, "FSA Holdings") had cash and investments of $25.3 million available to fund the liquidity needs of its non-insurance operations. Because the majority of the Company's operations are conducted through FSA, the long-term ability of FSA Holdings to service its debt will largely depend on its receipt of dividends from, payment on surplus notes by, or repurchase of shares by, FSA.

        In its financial guaranty business, premiums and investment income are the Company's primary sources of funds to pay its operating expenses, insured losses and taxes. In its FP Segment, the Company relies on net interest income to fund its net interest expense and operating expenses.

Management believes that the Company's operations provide sufficient liquidity to pay its obligations. If additional liquidity is needed or cash flow from operations significantly decreases, the Company can liquidate its investment portfolio as a source of funds in addition to utilizing its alternative liquidity arrangements, as discussed further below. The Company's cash flows from operations are heavily dependent on market conditions, the competitive environment and the mix of business originated. In addition, payments made in settlement of the Company's obligations in its insured portfolio may, and often do, vary significantly from year to year depending primarily on the frequency and severity of payment defaults and its decisions regarding whether to exercise its right to accelerate troubled insured transactions in order to mitigate future losses. In each of the periods reported, the Company has not drawn on alternative sources of liquidity to meet its obligations.

        FSA Holdings paid dividends of $30.5 million and $91.5 million in the three-month and nine-month periods ended September 30, 2007 and $32.5 million and $97.5 million during the comparable periods of 2006.

        FSA's ability to pay dividends depends, among other things, upon FSA's financial condition, results of operations, cash requirements and compliance with rating agency requirements for maintaining its Triple-A ratings, and is also subject to restrictions contained in the insurance laws and related regulations of New York and other states. Under the insurance laws of the State of New York (the "New York Insurance Law"), FSA may pay dividends out of earned surplus, provided that, together with all dividends declared or distributed by FSA during the preceding 12 months, the dividends do not exceed the lesser of (a) 10% of policyholders' surplus as of its last statement filed with the Superintendent of Insurance of the State of New York (the "New York Superintendent") or (b) adjusted net investment income during this period. FSA did not pay any dividends in the first nine months of 2007 and paid $120.0 million of dividends in the first nine months of 2006. Based on FSA's statutory statements for September 30, 2007, and considering dividends that can be paid by its subsidiary, the maximum amount normally available for payment of dividends by FSA without regulatory approval over the 12 months following September 30, 2007 is approximately $146.6 million.

        FSA may repurchase shares of its common stock from FSA Holdings subject to the New York Superintendent's approval. The New York Superintendent has approved the repurchase by FSA of up to $500.0 million of its shares from FSA Holdings through December 31, 2008. In 2006, FSA repurchased $100 million of shares of its common stock from FSA Holdings. In the first, second and third quarters of 2007, FSA repurchased $35 million, $50.0 million and $40.0 million, respectively, of its common stock. In each case, it retired the repurchased shares.

        At September 30, 2007, FSA Holdings held $108.9 million of FSA surplus notes. Payments of principal and interest on such notes may be made only with the approval of the New York Superintendent. FSA paid $4.1 million in the nine-month period ended September 30, 2007 and $4.1 million in the nine-month period ended September 30, 2006 in surplus note interest, and did not repay any principal. As of September 30, 2007, FSA has not sought or received permission to make any further principal or interest payments on its surplus notes.

        FSA's primary uses of funds are to pay operating expenses and to pay dividends to, or pay interest or principal on surplus notes held by, or repurchase shares held by, its parent. FSA's funds are also required to satisfy claims under insurance policies in the event of default by an issuer of an insured obligation and the unavailability or exhaustion of other payment sources in the transaction, such as the cash flow or collateral underlying the obligations. FSA seeks to structure asset-backed transactions to address liquidity risks by matching insured payments with available cash flow or other payment sources. Insurance policies issued by FSA guaranteeing payments under bonds and other securities provide, in general, that payments of principal, interest and other amounts insured by FSA may not be accelerated by the holder of the obligation but are paid by FSA in accordance with the obligation's original payment schedule or, at FSA's option, on an accelerated basis. Insurance policies issued by FSA guaranteeing payments under CDS may provide for acceleration of amounts due upon the occurrence of certain credit events subject to single-risk limits specified in the New York insurance law. These policy provisions prohibiting or limiting acceleration of certain claims are mandatory under Article 69 of the New York Insurance Law and serve to reduce FSA's liquidity requirements.

        FSA has a credit arrangement aggregating $150.0 million, provided by commercial banks and intended for general application to transactions insured by FSA. If FSA is downgraded below Aa3 and AA-, the lenders may terminate the commitment and the commitment commission becomes due and payable. If FSA is downgraded below Baa3 and BBB-, any outstanding loans become due and payable. At September 30, 2007, there were no borrowings under this arrangement, which expires on April 21, 2011, if not extended.

        FSA has a standby line of credit in the amount of $350.0 million with a group of international banks to provide loans to FSA after it has incurred, during the term of the facility, cumulative municipal losses (net of any recoveries) in excess of the greater of $350.0 million or the average annual debt service of the covered portfolio multiplied by 5.00%, which amounted to $1,436.5 million at September 30, 2007. The obligation to repay loans under this agreement is a limited recourse obligation payable solely from, and collateralized by, a pledge of recoveries realized on defaulted insured obligations in the covered portfolio, including certain installment premiums and other collateral. This commitment has a ten-year term expiring on April 30, 2015 and contains an annual renewal provision, commencing April 30, 2008, subject to approval by the banks. A ratings downgrade of FSA would result in an increase in the commitment fee. No amounts have been utilized under this commitment as of September 30, 2007.

        In June 2003, $200.0 million of money market committed preferred trust securities (the "CPS Securities") were issued by trusts created for the primary purpose of issuing the CPS Securities, investing the proceeds in high-quality commercial paper and providing FSA with put options for issuing to the trusts non-cumulative redeemable perpetual preferred stock (the "Preferred Stock") of FSA. If FSA were to exercise a put option, the applicable trust would transfer the portion of the proceeds attributable to principal received upon maturity of its assets, net of expenses, to FSA in exchange for Preferred Stock of FSA. FSA pays a floating put premium to the trusts. The cost of the puts was $0.3 million and $0.8 million in the three-month and nine-month periods ended September 30, 2007 and $0.2 million and $0.7 million in the three-month and nine-month periods ended September 30, 2006, and was recorded as other operating expense in the Company's Consolidated Financial Statements. The trusts are vehicles that provide FSA access to new capital at its sole discretion through the exercise of the put options. The Company does not consider itself to be the primary beneficiary of the trusts under Financial Accounting Standards Board Interpretation No. 46, "Consolidation of Variable Interest Entities, an interpretation of ARB No. 51" (revised December 2003) because it does not retain the majority of the residual benefits or expected losses.

        FSA-insured GICs subject the Company to risk associated with unexpected withdrawals of principal allowed by the terms of the GICs. The majority of municipal GICs insured by FSA relate to debt service reserve funds and construction funds in support of municipal bond transactions. Debt service reserve fund GICs may be drawn unexpectedly upon a payment default by the municipal issuer. Construction fund GICs may be drawn unexpectedly when construction of the underlying municipal project does not proceed as expected. The majority of non-municipal GICS insured by FSA are purchased by issuers of credit-linked notes. These issuers of credit linked-notes typically sell credit protection by issuing a CDS referencing specified asset-backed or corporate securities. Such GICs may be drawn unexpectedly to fund credit protection payments due by the credit-linked note issuer under the related credit default swap or upon an acceleration of the related credit-linked notes following a credit-linked note event of default. In addition, most FSA-insured GICs allow for withdrawal of GIC funds in the event of a downgrade of FSA, typically below Aa3 by Moody's Investors Service, Inc. ("Moody's") or AA- by Standard & Poor's Ratings Services ("S&P"), unless the GIC provider posts collateral or otherwise enhances its credit. Some FSA-insured GICs also allow for withdrawal of GIC funds in the event of a downgrade of FSA, typically below A3 by Moody's or A- by S&P, with no right of the GIC provider to avoid such withdrawal by posting collateral or otherwise enhancing its credit. The Company manages this risk through the maintenance of liquid collateral and bank liquidity facilities.

        FSA Asset Management LLC has a $100.0 million line of credit with UBS Loan Finance LLC, which expires December 7, 2007, unless extended. This line of credit provides an additional source of liquidity should there be unexpected draws on GICs issued by the GIC Affiliates. There were no borrowings under this arrangement at September 30, 2007. Borrowings under this agreement are conditioned on FSA having a Triple-A rating by either Moody's or S&P, and on neither Moody's nor S&P having issued a rating to FSA below Aa1 or AA+, respectively.

        Certain FSA Global debt issuances contain provisions that could extend the stated maturities of those notes. To ensure FSA Global will have sufficient cash flow to repay its funding requirements in such transactions, it entered into several liquidity facilities with Dexia and other counterparties for amounts totaling $760.9 million.

Capital Adequacy

        S&P, Moody's and Fitch Ratings periodically make an assessment of FSA, which may include an assessment of the credits insured by FSA and of the reinsurers and other providers of capital support to FSA, to confirm that FSA continues to satisfy the rating agencies' capital adequacy criteria necessary to maintain FSA's Triple-A ratings. Capital adequacy assessments by the rating agencies are generally based on FSA's qualified statutory capital, which is the aggregate of policyholders' surplus and contingency reserves determined in accordance with statutory accounting principles.

        Rating agency capital models, the assumptions used in the models and the components of the capital adequacy calculations, including ratings and, in the case of S&P, capital charges, are subject to change by the rating agencies at any time. FSA employs considerable reinsurance in its business to manage its single-risk exposures on insured credits, and downgrades by rating agencies of FSA's reinsurers could be expected to have a negative effect on the "cushion" FSA enjoys above the minimum Triple-A requirement in the models. The Company may seek to raise additional capital to replenish capital eliminated by any of the rating agencies in their assessment of FSA's capital adequacy.

        In the case of S&P, assessments of the credits insured by FSA are reflected in defined "capital charges," which are reduced by reinsurance and collateral to the extent "credit" is allowed for such reinsurance and collateral. Credit provided for reinsurance under the S&P capital adequacy model is generally a function of the S&P rating of the reinsurer and the qualification of the reinsurer as a "monoline" or "multi-line" company, as well as any collateral provided by the reinsurer. The downgrade of a reinsurer by S&P from the Triple-A to the Double-A category results in a decline in the credit allowed for reinsurance by S&P from 100% or 95% to 70% or 65%, while a downgrade to the Single-A category results in 50% or 45% credit under present criteria.

        Capital adequacy is one of the financial strength measures under Moody's financial guarantor model. The model uses a Monte Carlo distribution methodology and includes a penalty for risk concentration and recognizes a benefit for diversification. Moody's assesses capital adequacy by comparing FSA's claims-paying resources to a Moody's-derived probability of potential credit losses. Moody's loss distribution reflects FSA's current distribution of risk by sector, the credit quality of insured exposures, correlations that exist between transactions, the credit quality of FSA's reinsurers and the term to maturity of FSA's insured portfolio. The published results compare levels of theoretical loss in the tail of this distribution to various measures of FSA's claims-paying resources. Like S&P, Moody's allows FSA "credit" for reinsurance based upon Moody's rating of the reinsurer. Generally, 100% credit is allowed for Triple-A reinsurance, 80% to 90% credit is allowed for Double-A reinsurance and 40% to 60% credit is allowed for Single-A reinsurance.

        Fitch's Matrix model also uses a Monte Carlo distribution methodology, employing correlation factors and concentration factors. Its primary measure is the "Core Capital Adequacy Ratio," which is the ratio of claims paying resources adjusted by Fitch to reflect its view of their availability to the amount that it calculates (to a AAA level of confidence) would be required to pay claims. Fitch's Matrix model applies reinsurance credit on a transaction level based on Fitch's ratings of the provider, Fitch's correlation factor and the probability of a dispute over the claims, which probability varies depending on whether or not the reinsurer is a monoline.

  Announced Updates to Rating Agencies' Analysis

        On November 5, 2007, Fitch announced that it will be updating its analysis of the structured finance CDOs insured by the financial guaranty industry, including FSA, as well as the potential implications for the capital adequacy and AAA Insurer Financial Strength ("IFS") ratings of the financial guarantors. In its announcement Fitch assessed the relative probability that FSA may experience erosion of its capital cushion under Fitch's updated stress analysis at "Minimal Probability," the lowest level of probability assigned. Other financial guaranty providers were rated from "High Probability" to "Minimal Probability."

        On November 8, 2007 Moody's announced that it will assess the impact of the continuing deterioration in the residential mortgage-backed securities market on its ratings of financial guarantors, including FSA. Moody's indicated that, based on an initial analysis of the updated data, it was "highly unlikely," the lowest level of probability assigned, that FSA's capital would fall below Moody's Aaa capital adequacy benchmarks in a stress scenario due to mortgage market deterioration. Other financial guaranty providers were rated from "highly likely" to "highly unlikely."

        The Company believes that FSA will continue to meet both Fitch's and Moody's Triple-A capital requirements after their analysis; however, Fitch or Moody's may conclude that FSA will need to raise additional capital or take other measures to maintain its AAA IFS ratings from Fitch or Aaa ratings from Moody's. As a result, the Company may be required to take measures to preserve or raise capital, including through, among other things, increased use of reinsurance, capital contributions from Dexia or the issuance of debt securities. Management believes that, subject to market conditions, FSA has the ability to take the measures necessary to maintain its Triple-A ratings. However, requirements imposed by the rating agencies are outside the control of the Company. S&P may elect to take measures similar to, or more adverse to the financial guaranty industry than, those announced by Fitch and Moody's.

Forward-Looking Statements

        The Company relies on the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. This safe harbor requires that the Company specify important factors that could cause actual results to differ materially from those contained in forward-looking statements made by or on behalf of the Company. Accordingly, forward-looking statements by the Company and its affiliates are qualified by reference to the following cautionary statements.

        In its filings with the Securities and Exchange Commission ("SEC"), reports to shareholders, press releases and other written and oral communications, the Company from time to time makes forward-looking statements. Such forward-looking statements include, but are not limited to:

  •
  projections of revenues, income (or loss), earnings (or loss) per share, dividends, market share or other financial forecasts;

  •
  statements of plans, objectives or goals of the Company or its management, including those related to growth in adjusted book value or return on equity; and

  •
  expected losses on, and adequacy of loss reserves for, insured transactions.

        Words such as "believes," "anticipates," "expects," "intends" and "plans" and similar expressions are intended to identify forward looking statements but are not the exclusive means of identifying such statements.

        The Company cautions that a number of important factors could cause actual results to differ materially from the plans, objectives, expectations, estimates and intentions expressed in forward-looking statements made by the Company. These factors include:

  •
  changes in capital requirements or other criteria of securities rating agencies applicable to FSA;

  •
  competitive forces, including the conduct of other financial guaranty insurers;

  •
  changes in domestic or foreign laws or regulations applicable to the Company, its competitors or its clients;

  •
  changes in accounting principles or practices that may result in a decline in securitization transactions or affect the Company's reported financial results;

  •
  an economic downturn or other economic conditions (such as a rising interest rate environment) adversely affecting transactions insured by FSA or its general investment portfolio;

  •
  inadequacy of reserves established by the Company for losses and loss adjustment expenses;

  •
  disruptions in cash flow on FSA-insured structured transactions attributable to legal challenges to such structures;

  •
  downgrade or default of one or more of FSA's reinsurers;

  •
  market conditions, including the credit quality and market pricing of securities issued;

  •
  capacity limitations that may impair investor appetite for FSA-insured obligations;

  •
  market spreads and pricing on insured CDS exposures, which may result in gain or loss due to mark-to-market accounting requirements;

  •
  prepayment speeds on FSA-insured asset-backed securities and other factors that may influence the amount of installment premiums paid to FSA;

  •
  the risks discussed in "Item 1A. Risk Factors" of the Company's annual report on Form 10-K for the year ended December 31, 2006; and

  •
  other factors, most of which are beyond the Company's control.

        The Company cautions that the foregoing list of important factors is not exhaustive. In any event, such forward-looking statements made by the Company speak only as of the date on which they are made, and the Company does not undertake any obligation to update or revise such statements as a result of new information, future events or otherwise.

Item 3.    Quantitative and Qualitative Disclosures About Market Risk.

        Management has updated the sensitivity analysis for its portfolio of FSA-insured CDS and the FP Investment Portfolio with respect to credit spreads.

Credit Default Swaps

        Financial instruments that may be affected by changes in credit spreads include structured FSA-insured CDS contracts. Such contracts are considered derivative instruments subject to fair-value accounting under SFAS 133. A detailed description of the CDS portfolio can be found in "Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations—Net Realized and Unrealized Gains (Losses) on Derivative Instruments—Insured Derivatives." Because the Company generally provides credit protection under such contracts, widening credit spreads have an adverse mark-to-market effect on the Company's consolidated statements of operations and comprehensive income while tightening credit spreads have a positive effect. These contracts require the Company to make payments upon the occurrence of certain defined credit events relating to underlying obligations (generally fixed-income obligations), which may be individual obligations or a pool of obligations, subject to a deductible. These deductibles mitigate the risk of loss. If credit spreads for the underlying obligations change, the fair value of the related structured CDS changes. Changes in credit spreads are generally caused by changes in the market's perception of the credit quality of the underlying referenced obligations and by supply and demand factors.

        The portfolio of insured CDS contracts consists primarily of synthetic structured credit derivatives guaranteed by the Company and is organized into various categories, which are defined by the underlying assets, credit rating, maturity dates and other terms. Changes in fair value of insured CDS contracts are generally due to changes in credit spreads. Because the portfolio of FSA-insured CDS is not traded, the Company has developed a series of asset credit-spread algorithms to estimate fair value. These algorithms derive fair value from several publicly available indices, depending on the types of assets referenced by the CDS. See "Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations—Net Realized and Unrealized Gains (Losses) on Derivative Instruments—Insured Derivatives—Valuation."

        Management does not analyze the market sensitivity of its insured CDS portfolio for purposes other than to quantify the potential exposure to quarterly fair-value gain or loss. Management believes that each of the transactions for which it has provided CDS protection contains significant protections against loss and that quarterly changes in credit spreads generally do not imply any fundamental change in future loss potential. Any quantitative fair-value risk information generated by the application of statistical techniques is limited by the methods, assumptions and parameters established in creating the model. The history of relevant asset credit-spread information is relatively short, and the insight gained by using such information to forecast potential future fair-value changes may therefore be limited.

        The effect of any change in credit spreads on the fair value of the insured CDS contracts is recognized in current income. The Company has evaluated the sensitivity of the insured CDS contracts by calculating the effect of changes in pricing or credit spreads. The Company intends to hold each of these contracts to its maturity; however, because they are required to be recorded at fair value, fluctuations in their fair values are reflected in the statements of operations and comprehensive income. Absent any claims under the Company's guaranty, any "losses" recorded in marking the guaranty to fair value will be reversed by an equivalent "gain" at or prior to the expiration of the guaranty, and any "gain" recorded will be reversed by an equal "loss" over the remaining life of the transaction, with the cumulative changes in fair value of the CDS summing to zero by the time of each contract's maturity.

        The following table summarizes the estimated reduction in the fair value of the Company's portfolio of insured CDS contracts that would result from an increase of one basis point in credit spreads. Actual results may differ from the amounts in the table below.

Effect of One Basis Point of Credit Spread Widening

	Estimated Pre-tax Loss at
	September 30, 2007	December 31, 2006
	(in millions)
Corporate Pooled CDS:
Investment grade	$11.5	$8.6
High yield	7.2	5.0

Total Corporate Pooled CDS	18.7	13.6
Funded CLOs and CDOs	10.5	8.3
Other structured obligations	2.3	3.3

Total	$31.5	$25.2

FP Investment Portfolio

        The Company evaluated the sensitivity of the available for sale securities in the FP Investment Portfolio to changes in credit spreads based upon the FP Investment Portfolio at September 30, 2007. The table below shows the estimated reduction in fair value for a one basis point of credit spread widening by type of security. Actual amounts may differ from the amounts in the table below.

Effect of One Basis Point of Credit Spread Widening

	Estimated Pre-tax Loss at
	September 30, 2007	December 31, 2006
	(in millions)
Obligations of U.S. states and political subdivisions	$0.7	$1.0
Mortgage-backed securities	3.4	3.4
Corporate	0.6	0.7
Other(1)	1.8	1.7

Total	$6.5	$6.8

(1)
Primarily asset-backed securities.

        The effect on fair value of changes in credit spreads is recorded in other comprehensive income for available for sale securities and through the statements of operations and comprehensive income for trading securities. The Company intends to hold these assets to maturity, and therefore, absent a credit event, fair value adjustments are expected to sum to zero when the assets mature.

Item 4T.    Controls and Procedures.

Evaluation of Disclosure Controls and Procedures

        The Company's management, with the participation of the Company's Chief Executive Officer and Chief Financial Officer, completed an evaluation of the effectiveness of the design and operation of the Company's disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act of 1934, as amended) as of September 30, 2007. Based on that evaluation, the Company's management, including the Chief Executive Officer and the Chief Financial Officer, have concluded that as of such date the Company's disclosure controls and procedures were effective to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the SEC and that such information is accumulated and communicated to management, including the Chief Executive Officer and Chief Financial Officer, as appropriate, in a manner that allows timely decisions regarding required disclosure.

PART II—OTHER INFORMATION

Item 4.    Submission of Matters to a Vote of Security Holders.

        On September 6, 2007, the Company's shareholders executed a Written Consent of Shareholders in Lieu of Meeting, under which they unanimously approved amendments to Article XI, "Indemnification and Insurance," of the Company's bylaws.

Item 6.    Exhibits.

(a)
Exhibits

Exhibit No.	Exhibit
3.0	Amended and Restated Bylaws of Financial Security Assurance Holdings, Ltd., as amended and restated on September 6, 2007.
31.1	Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
31.2	Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
32.1	Certification pursuant to 18 US.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
32.2	Certification pursuant to 18 US.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
99.1	Consolidated Financial Statements of Financial Security Assurance Inc. for the periods ended September 30, 2007 and 2006.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.
Date: November 14, 2007
	By:	/s/ LAURA A. BIELING
	Name:	Laura A. Bieling
	Title:	Managing Director & Controller (Chief Accounting Officer)

Exhibit Index

Exhibit No.	Exhibit
3.0	Amended and Restated Bylaws of Financial Security Assurance Holdings, Ltd., as amended and restated on September 6, 2007.
31.1	Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
31.2	Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
32.1	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
32.2	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
99.1	Consolidated Financial Statements of Financial Security Assurance Inc. for the period ended September 30, 2007 and 2006.

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INDEX
PART I—FINANCIAL INFORMATION
  Item 1. Financial Statements.
FINANCIAL SECURITY ASSURANCE HOLDINGS LTD. AND SUBSIDIARIES CONSOLIDATED BALANCE SHEETS (unaudited) (in thousands, except share data)
FINANCIAL SECURITY ASSURANCE HOLDINGS LTD. AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (unaudited) (in thousands)
FINANCIAL SECURITY ASSURANCE HOLDINGS LTD. AND SUBSIDIARIES CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY (unaudited) (in thousands)
FINANCIAL SECURITY ASSURANCE HOLDINGS LTD. AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited) (in thousands)
FINANCIAL SECURITY ASSURANCE HOLDINGS LTD. AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
  Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations.
Fair-Value Adjustments for Economic Hedges
Reconciliation of Book Value to Non-GAAP Adjusted Book Value
Reconciliation of Net Losses and Loss Adjustment Expenses
Reconciliation of Total NIM to Non-GAAP FP Spread Portfolio NIM
  Item 3. Quantitative and Qualitative Disclosures About Market Risk.
Effect of One Basis Point of Credit Spread Widening
Effect of One Basis Point of Credit Spread Widening
  Item 4T. Controls and Procedures.
PART II—OTHER INFORMATION
  Item 4. Submission of Matters to a Vote of Security Holders.
  Item 6. Exhibits.
SIGNATURE
Exhibit Index